UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

BLACK DIAMOND THERAPEUTICS, INC.

(Name of registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
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No fee required

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Fee paid previously with preliminary materials

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

BLACK DIAMOND THERAPEUTICS, INC.
One Main Street, 14th Floor
Cambridge, MA 02142
NOTICE OF 2024 ANNUAL MEETING OF STOCKHOLDERS
To be held online on June 6, 2024 at www.virtualshareholdermeeting.com/BDTX2024
Notice is hereby given that the 2024 Annual Meeting of Stockholders, or the Annual Meeting, of Black Diamond Therapeutics, Inc., will be held online on June 6, 2024 at 9:00 a.m. Eastern Time. The Annual Meeting will be held as a virtual meeting, which will be conducted via live webcast. We are utilizing a virtual-only meeting format in order to leverage technology to enhance stockholder access to the Annual Meeting by enabling attendance and participation from any location. We believe that the virtual-only meeting format will give stockholders the opportunity to participate fully and equally, and without cost, and to exercise the same rights as if they had attended an in-person meeting. You may attend the meeting online, vote your shares electronically and submit questions by visiting www.virtualshareholdermeeting.com/BDTX2024.
The purpose of the Annual Meeting is the following:
1.
To elect two Class I director nominees to our board of directors, each to serve until the Company’s 2027 annual meeting of stockholders and until his successor has been duly elected and qualified, or until his earlier death, resignation or removal;

2.
To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024;

3.
To approve an amendment to our Fourth Amended and Restated Certification of Incorporation to limit the liability of certain officers of the Company as permitted by Delaware law; and

4.
To transact any other business properly brought before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

Only Black Diamond Therapeutics, Inc. stockholders of record at the close of business on April 9, 2024, the record date for the Annual Meeting, are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement of the Annual Meeting.
You can find more information on each of the matters to be voted on at the Annual Meeting, including information regarding the nominees for election to our board of directors, in the accompanying proxy statement. Our board of directors recommends a vote “FOR” the election of each of the two nominees for Class I directors, “FOR” the ratification of the appointment of our independent registered public accounting firm for the fiscal year ending December 31, 2024, and “FOR” the approval of the amendment to our approval of an amendment to our Fourth Amended and Restated Certificate of Incorporation to limit the liability of certain of our officers as permitted by Delaware law, as disclosed in more detail in the accompanying proxy statement.
We are pleased to take advantage of the rules of the Securities and Exchange Commission, or the SEC, that allow companies to distribute their proxy materials over the Internet under the “notice and access” approach. As a result, we are mailing to our stockholders a Notice of Internet Availability of Proxy Materials, or Notice of Availability, instead of a paper copy of our proxy materials and our Annual Report to Stockholders for the fiscal year ended December 31, 2023, or the 2023 Annual Report. We will mail the Notice of Availability on or about April 24, 2024, and it contains instructions on how to access those documents and to cast your vote via the Internet or by telephone. This process allows us to provide our stockholders with the information they need on a more timely basis, while reducing the environmental impact and lowering the costs of printing and distributing our proxy materials. If you would like to receive a printed copy of our proxy materials, including our proxy statement, our 2023 Annual Report and a form of proxy card, free of charge, please follow the instructions on the Notice of Availability.
Please see the “General Information” section of the proxy statement that accompanies this notice for more details regarding the logistics of the virtual Annual Meeting, including the ability of stockholders to submit questions during the Annual Meeting, and technical details and support related to accessing the virtual platform. There is no physical location for the Annual Meeting. You will not be able to attend the Annual Meeting in person.
Your vote is important.   Whether or not you are able to attend the Annual Meeting virtually and vote your shares online, it is important that your shares be represented. To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the Annual Meeting, by submitting your proxy via the Internet at the address listed on the Notice of Availability, by telephone as described in the instructions included in the Notice of Availability or, if you requested copies of the proxy materials by mail, by completing, signing, dating and returning the proxy card. Submitting your vote via the Internet or by telephone or proxy card will not affect your right to vote online during the Annual Meeting if you decide to attend the Annual Meeting. If your shares are held in “street name” (i.e., held for your account by a broker or other nominee), you will receive instructions from your broker or other nominee explaining how to vote your shares, and you will have the option to cast your vote by telephone or over the Internet if your voting instruction form from your broker or nominee includes instructions and a toll-free telephone number or Internet website to do so. In any event, to be sure that your vote will be received in time, please cast your vote by your choice of available means, at your earliest convenience.
By order of the Board of Directors,
/s/ Mark A. Velleca

Mark A. Velleca
President and Chief Executive Officer
Cambridge, Massachusetts
April 24, 2024

PROXY STATEMENT	1
GENERAL INFORMATION	3
PROPOSAL NO. 1 — ELECTION OF CLASS I DIRECTORS	8
PROPOSAL NO. 2 — RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS BLACK DIAMOND THERAPEUTICS’ INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024	15
PROPOSAL NO. 3 — APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO LIMIT THE LIABILITY OF CERTAIN OFFICERS OF THE COMPANY AS PERMITTED BY DELAWARE LAW	17
CORPORATE GOVERNANCE	19
EXECUTIVE COMPENSATION	30
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	39
REPORT OF THE AUDIT COMMITTEE	45
HOUSEHOLDING	46
STOCKHOLDER PROPOSALS	46
WHERE YOU CAN FIND MORE INFORMATION	47
ANNUAL REPORT	47
OTHER MATTERS	47
APPENDIX A	A-1

BLACK DIAMOND THERAPEUTICS, INC.
One Main Street, 14th Floor
Cambridge, MA 02142
PROXY STATEMENT
FOR THE 2024 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 6, 2024
This proxy statement contains information about the 2024 Annual Meeting of Stockholders, or the Annual Meeting, of Black Diamond Therapeutics, Inc., which will be held on June 6, 2024 at 9:00 a.m. Eastern Time. The Annual Meeting will be a virtual meeting, which will be conducted via live webcast. You may attend the meeting online, vote your shares electronically and submit questions by visiting www.virtualshareholdermeeting.com/BDTX2024. The board of directors of Black Diamond Therapeutics, Inc., or our board of directors, is using this proxy statement to solicit proxies for use at the Annual Meeting. In this proxy statement, the terms “Black Diamond Therapeutics,” “Black Diamond,” the “Company,” “we,” “us,” “our,” and similar designations refer to Black Diamond Therapeutics, Inc. and, where appropriate, our subsidiary. The mailing address of our principal executive offices is Black Diamond Therapeutics, Inc., One Main Street, 14th Floor, Cambridge, MA 02142.
Please see the “General Information” section of this proxy statement for more details regarding the logistics of the virtual Annual Meeting, including the ability of stockholders to submit questions during the Annual Meeting, and technical details and support related to accessing the virtual platform. You will not be able to attend the 2024 Annual Meeting in person.
All properly submitted proxies will be voted in accordance with the instructions contained in those proxies. If no instructions are specified, the proxies will be voted in accordance with the recommendation of our board of directors with respect to each of the matters set forth in the accompanying Notice of Meeting. You may revoke your proxy at any time before it is exercised at the meeting by giving our Corporate Secretary written notice to that effect.
We made this proxy statement and our Annual Report to Stockholders for the fiscal year ended December 31, 2023, or the 2023 Annual Report, available to stockholders on or about April 24, 2024.
We are an “emerging growth company” under applicable federal securities laws and therefore permitted to conform with certain reduced public company reporting requirements. As an emerging growth company, we provide in this proxy statement the scaled disclosure permitted under the Jumpstart Our Business Startups Act of 2012, including the compensation disclosures required of a “smaller reporting company,” as that term is defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended, or the Exchange Act. In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers or the frequency with which such votes must be conducted. We will remain an “emerging growth company” until the earliest of (i) the last day of the fiscal year following the fifth anniversary of our initial public offering in February 2020; (ii) the last day of the fiscal year in which our total annual gross revenue is equal to or more than $1.235 billion; (iii) the date on which we have issued more than $1 billion in nonconvertible debt during the previous three years; or (iv) the date on which we are deemed to be a large accelerated filer under the rules of the Securities and Exchange Commission, or the SEC.

Important Notice Regarding the Availability of Proxy Materials for
the Annual Meeting of Stockholders to be Held on June 6, 2024:
This proxy statement, the accompanying proxy card and our 2023 Annual Report are available for viewing, printing and downloading at www.proxyvote.com.
A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as filed with the
SEC, except for exhibits, will be furnished without charge to any stockholder upon written request to Black Diamond Therapeutics, Inc., One Main Street, 14th Floor, Cambridge, MA 02142, Attention: Corporate Secretary. This proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 are also available on the SEC’s website at www.sec.gov.

BLACK DIAMOND THERAPEUTICS, INC.
PROXY STATEMENT
FOR THE 2024 ANNUAL MEETING OF STOCKHOLDERS
GENERAL INFORMATION
When are this proxy statement and the accompanying materials scheduled to be sent to stockholders?
We have elected to provide access to our proxy materials to our stockholders via the Internet. Accordingly, on or about April 24, 2024, we will begin mailing the Notice of Availability. Our proxy materials, including the Notice of the 2024 Annual Meeting of Stockholders, this proxy statement and the accompanying proxy card or, for shares held in “street name” (i.e., held for your account by a broker, bank or other nominee), a voting instruction form, and the 2023 Annual Report will be mailed or made available to stockholders on the Internet on or about the same date.
Why did I receive a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?
Pursuant to rules adopted by the SEC, we are providing access to our proxy materials over the Internet rather than printing and mailing our proxy materials. We believe electronic delivery will expedite the receipt of such materials and will help lower our costs and reduce the environmental impact of our proxy materials. Therefore, the Notice of Availability was mailed to holders of record and beneficial owners of our common stock starting on or about April 24, 2024. The Notice of Availability provides instructions as to how stockholders may access and review our proxy materials, including the Notice of the 2024 Annual Meeting of Stockholders, this proxy statement, the proxy card and our 2023 Annual Report, on the website referred to in the Notice of Availability or, alternatively, how to request that a printed copy of the proxy materials, including a proxy card, be sent to them by mail. The Notice of Availability also provides voting instructions. In addition, stockholders of record may request to receive the proxy materials in printed form by mail, or electronically by e-mail, on an ongoing basis for future stockholder meetings. Please note that, while our proxy materials are available at the website referenced in the Notice of Availability and our Notice of the 2024 Annual Meeting of Stockholders, this proxy statement and our 2023 Annual Report are available on our website, no other information contained on either website is incorporated by reference in, or considered to be a part of, this proxy statement.
Who is soliciting my vote?
Our board of directors is soliciting your vote for the Annual Meeting.
When is the record date for the Annual Meeting?
The record date for determination of stockholders entitled to vote at the Annual Meeting is the close of business on April 9, 2024.
How many votes can be cast by all stockholders?
There were 52,530,334 shares of our common stock, par value $0.0001 per share, outstanding on April 9, 2024, all of which are entitled to vote with respect to all matters to be acted upon at the Annual Meeting. Each stockholder of record is entitled to one vote for each share of our common stock held by such stockholder.
How do I vote?
If you are a stockholder of record, there are several ways for you to vote your shares.
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By Internet (before the Annual Meeting).   You may vote at www.proxyvote.com, 24 hours a day, seven days a week, by following the instructions at that site for submitting your proxy electronically. You will be required to enter the 16-digit control number provided in the Notice of Availability or the proxy card. Votes submitted through the Internet must be received by 11:59 p.m. Eastern Time on June 5, 2024.

•
By Telephone.   You may vote using a touch-tone telephone by calling 1-800-690-6903 (toll-free from the U.S., U.S. territories and Canada), 24 hours a day, seven days a week. You will be required to provide the 16-digit control number provided in the Notice of Availability or the proxy card. Votes submitted by telephone must be received by 11:59 p.m. Eastern Time on June 5, 2024.
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By Mail.   If you requested and received a printed copy of the proxy materials, you may vote by mail by completing, signing and dating the enclosed proxy card and returning it in the enclosed prepaid envelope. Votes submitted through the mail must be received prior to June 6, 2024.

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During the Annual Meeting.   If you are a stockholder of record as of the record date, you may vote during the live webcast of the Annual Meeting by visiting www.virtualshareholdermeeting.com/BDTX2024. You will be required to enter the 16-digit control number provided in the Notice of Availability or the proxy card. Submitting a proxy prior to the Annual Meeting will not prevent stockholders from attending the Annual Meeting, revoking their earlier-submitted proxy, and voting at the Annual Meeting.

If the Annual Meeting is adjourned or postponed, the deadlines above may be extended.
If you are a beneficial owner of shares held in “street name” by your broker, bank or other nominee, you should have received a voting instruction form with these proxy materials from your broker, bank or other nominee rather than from us. The voting deadlines and availability of telephone and Internet voting for beneficial owners of shares will depend on the voting processes of the broker, bank or other nominee that holds your shares. Therefore, we urge you to carefully review and follow the voting instruction form and any other materials that you receive from that organization. If you hold your shares in multiple accounts, you should vote your shares as described in each set of proxy materials you receive.
If you submit a proxy without giving voting instructions, your shares will be voted in the manner recommended by our board of directors on all matters presented in this proxy statement, and as the persons named as proxies in the proxy card may determine in their discretion with respect to any other matters properly presented at the Annual Meeting. You may also authorize another person or persons to act for you as proxy in a writing, signed by you or your authorized representative, specifying the details of those proxies’ authority. The original writing must be given to each of the named proxies, although it may be sent to them by electronic transmission if, from that transmission, it can be determined that the transmission was authorized by you.
If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in your proxy and acting thereunder will have discretion to vote on those matters in accordance with their best judgment. We do not currently anticipate that any other matters will be raised at the Annual Meeting.
How can I virtually attend the Annual Meeting?
This year’s Annual Meeting will be held entirely online. We are utilizing a virtual-only meeting format in order to leverage technology to enhance stockholder access to the Annual Meeting by enabling attendance and participation from any location. We believe that the virtual-only meeting format will give stockholders the opportunity to participate fully and equally, and without cost, and to exercise the same rights as if they had attended an in-person meeting. We have designed our virtual format to enhance, rather than constrain, stockholder access, participation and communication.
Stockholders of record as of April 9, 2024 will be able to attend and participate in the Annual Meeting online by accessing www.virtualshareholdermeeting.com/BDTX2024.
To join the Annual Meeting, you will need to have your 16-digit control number, which is provided in the Notice of Availability or the proxy card. If your shares are held in “street name” through a broker, bank or other nominee and you do not have a 16-digit control number, you must contact such broker, bank or nominee in order to gain access to the Annual Meeting.
Access to the Live Webcast of the Annual Meeting
The live webcast of the Annual Meeting will begin promptly at 9:00 a.m. Eastern Time on June 6, 2024. Online access to the webcast will open approximately fifteen (15) minutes prior to the start of the

Annual Meeting to allow time for you to log in and test the computer audio system. We encourage stockholders to log in to this website and access the webcast before the Annual Meeting’s start time. You should allow ample time in advance of the meeting.
Submitting Questions at the Annual Meeting
During the Annual Meeting, if you have your 16-digit control number and wish to ask a question, you may do so by clicking the Q&A button on the virtual meeting platform and entering your question in the field provided in the web portal at or before the time the matters are before the Annual Meeting for consideration. During the formal portion of the meeting, all questions presented should relate directly to the proposal under discussion, which will be answered before the voting is closed. We will also hold a question and answer period at the end of the meeting, as time permits, during which time we welcome questions not relating to specific proposals. To allow us to answer questions from as many stockholders as possible, we will limit each stockholder to two questions. Questions from multiple stockholders on the same topic or that are otherwise related to a particular topic may be grouped, summarized and answered together. If questions submitted are irrelevant to the business of the Annual Meeting or are out of order or not otherwise suitable for the conduct of the Annual Meeting as determined by the Chair or Corporate Secretary in their reasonable judgment, we may choose not to address them. If there are any matters of individual concern to a stockholder and not of general concern to all stockholders, or if a question posed was not otherwise answered, such matters may be raised separately after the Annual Meeting. Following the meeting, we will post questions received during the meeting, and our responses thereto, on the Investors & News section of our website. If we received questions that were repetitive as to a particular topic, we may combine our answers to those questions into one answer on our website.
Our Annual Meeting will be governed by the Annual Meeting’s Rules of Conduct, which will address the ability of stockholders to ask questions during the meeting and include rules for how questions will be recognized and addressed. Please review the Annual Meeting’s Rules of Conduct for further details. The Annual Meeting’s Rules of Conduct is available at www.proxyvote.com and during the Annual Meeting at www.virtualshareholdermeeting.com/BDTX2024.
Annual Meeting Technical Assistance
Beginning fifteen (15) minutes prior to the start of and during the Annual Meeting, we will have a support team ready to assist stockholders with any technical difficulties they may have accessing or hearing the virtual meeting. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual shareholder meeting log-in page.
How do I revoke my proxy?
If you are a stockholder of record, you may revoke your proxy by (1) following the instructions on the Notice of Availability and submitting a new vote by Internet, telephone or mail using the procedures described in the “How do I Vote?” section above before the applicable deadline, (2) attending and voting at the Annual Meeting (although attendance at the Annual Meeting will not in and of itself revoke a proxy), or (3) by filing an instrument in writing revoking the proxy or submitting another duly executed proxy card bearing a later date with our Corporate Secretary. Any written notice of revocation or subsequent proxy card must be received by our Corporate Secretary prior to the taking of the vote at the Annual Meeting. Such written notice of revocation or subsequent proxy card should be hand delivered to our Corporate Secretary or sent to our principal executive offices at Black Diamond Therapeutics, Inc., One Main Street, 14th Floor, Cambridge, MA 02142, Attention: Corporate Secretary.
If your shares are held in “street name” through a broker, bank or other nominee, you must contact such broker, bank, or nominee holding your shares and follow their instructions to change your voting instructions.
How is a quorum reached?
Our Second Amended and Restated Bylaws, or bylaws, provide that a majority of the outstanding shares entitled to vote, present in person or by remote communication, if applicable, or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. Shares present virtually during the Annual Meeting will be considered shares of common stock represented in person at the Annual Meeting.
Under the General Corporation Law of the State of Delaware, shares that are voted “abstain” or “withheld” and broker “non-votes” are counted as present for purposes of determining whether a quorum is present at the Annual Meeting. If a quorum is not present, the meeting may be adjourned until a quorum is obtained.
How is the vote counted?
Under our bylaws, any proposal other than an election of directors is decided by a majority of the votes properly cast for and against such proposal, except where a larger vote is required by law, our Fourth Amended and Restated Certificate of Incorporation, or our certificate of incorporation, or our bylaws. Except with respect to Proposal No. 3 (a proposal to amend our certificate of incorporation as permitted by Delaware law), abstentions and broker “non-votes” are not included in the tabulation of the voting results on any such proposal and, therefore, do not have an impact on such proposals. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item, and has not received instructions from the beneficial owner.
If your shares are held in “street name” by a broker, bank or other nominee, your broker, bank or other nominee is required to vote your shares according to your instructions. If you do not give instructions to your broker, bank or other nominee, the broker, bank or other nominee will still be able to vote your shares with respect to certain “discretionary” items, but will not be allowed to vote your shares with respect to “non-discretionary” items. Proposal No. 1 is a “non-discretionary” item. If you do not instruct your broker how to vote with respect to this proposal, your broker, bank or other nominee may not vote for this proposal, and those votes will be counted as broker “non-votes.” Proposal No. 2 is considered to be a “discretionary” item, and your broker, bank or other nominee will be able to vote on this proposal even if it does not receive instructions from you. Proposal No. 3 is considered to be a “non-discretionary” item. If you do not instruct your broker how to vote with respect to this proposal, your broker, bank or other nominee may not vote for this proposal, and those votes will be counted as broker “non-votes.”
What vote is required to adopt each proposal?
Each share of our common stock outstanding on the record date is entitled to one vote on any proposal presented at the Annual Meeting.
For Proposal No. 1, the election of directors, the nominees must receive a plurality of the votes properly cast on the proposal, meaning that the two director nominees receiving the most votes will be elected. Shares voting “withheld” and broker non-votes will have no effect on the outcome of Proposal No. 1.
For Proposal No. 2, a majority of the votes properly cast is required to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024. Abstentions and broker non-votes, if any, will have no effect on the outcome of Proposal No. 2.
For Proposal No. 3, the approval of an amendment to our certificate of incorporation to limit the liability of certain of our officers as permitted by Delaware law requires the affirmative vote of the majority of our outstanding shares of capital stock entitled to vote. This means that more than 50% of our outstanding shares on the record date must vote “FOR” this proposal. Abstentions and broker non-votes, if any, will have the same effect on the outcome of Proposal No. 3 as a vote “AGAINST.”
Who pays the cost for soliciting proxies?
We are making this solicitation and will pay the entire cost of preparing and distributing the Notice of Availability and our proxy materials and soliciting votes. If you choose to access the proxy materials or vote over the Internet or by telephone, you are responsible for any Internet access or telephone charges that you may incur. Our officers and employees may, without compensation other than their regular compensation, solicit proxies through further mailings, personal conversations, facsimile transmissions, e-mails, or otherwise. We will also reimburse brokers, banks, custodians, other nominees, and fiduciaries for forwarding these materials to their principals to obtain the authorization for the execution of proxies.
How may stockholders submit matters for consideration at an annual meeting?
The required notice must be in writing and received by our Corporate Secretary at our principal executive offices not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the annual meeting is convened more than 30 days before or more than 60 days after the first anniversary of the preceding year’s annual meeting, or if no annual meeting were held in the preceding year, a stockholder’s notice must be so received not later than the close of business on the later of (i) the 90th day prior to the scheduled date of such annual meeting or (ii) the 10th day following the day on which public announcement of the date of such annual meeting was first made.
In addition, any stockholder proposal intended to be included in the proxy statement for the next annual meeting of our stockholders in 2025 must also satisfy the requirements of SEC Rule 14a-8 under the Exchange Act, and be received not later than December 25, 2024. If the date of the annual meeting is moved by more than 30 days from the date contemplated at the time of the previous year’s proxy statement, then notice must be received within a reasonable time before we begin to print and send proxy materials. If that happens, we will publicly announce the deadline for submitting a proposal in a press release or in a document filed with the SEC.
How can I know the voting results?
We plan to announce preliminary voting results at the Annual Meeting and will publish final results in a Current Report on Form 8-K, or Form 8-K, to be filed with the SEC within four business days following the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an amendment to the Form 8-K to publish the final results.

PROPOSAL NO. 1 — ELECTION OF CLASS I DIRECTORS
Our board of directors currently consists of eight members. In accordance with the terms of our certificate of incorporation and bylaws, our board of directors is divided into three classes, Class I, Class II and Class III, with members of each class serving staggered three-year terms. The members of the classes are divided as follows:
•
the Class I directors are Prakash Raman and Mark A. Velleca, and their terms will expire at Annual Meeting;

•
the Class II directors are Ali Behbahani, Garry E. Menzel and Samarth Kulkarni, and their terms will expire at the annual meeting of stockholders to be held in 2025; and

•
the Class III directors are David M. Epstein, Shannon Campbell and Kapil Dhingra, and their terms will expire at the annual meeting of stockholders to be held in 2026.

Upon the expiration of the term of a class of directors, directors in that class will be eligible to be elected for a new three-year term at the annual meeting of stockholders in the year in which their term expires.
Our certificate of incorporation and bylaws provide that the authorized number of directors may be fixed from time to time by resolution of the majority of our board of directors. Our certificate of incorporation provides that our directors may be removed only for cause by the affirmative vote of the holders of at least two-thirds (2/3) of the outstanding shares then entitled to vote at an annual election of directors, and that any vacancy on our board of directors, including a vacancy resulting from an enlargement of our board of directors, may be filled only by vote of a majority of our directors then in office.
Our board of directors has nominated Prakash Raman and Mark A. Velleca for election as the Class I directors at the Annual Meeting. The nominees are presently directors, and each has indicated a willingness to continue to serve as a director, if elected. If the nominees become unable or unwilling to serve, however, the proxies may be voted for a substitute nominee selected by our board of directors.
Nominees for Election as Class I Directors
The following table identifies our director nominees, and sets forth their principal occupation and business experience during the last five years and their ages as of March 31, 2024.
Name	Positions and Offices Held with the Company	Director Since	Age
Prakash Raman, Ph.D.	Director	2024	54
Mark A. Velleca, M.D., Ph.D.	President, Chief Executive Officer, Chair and Director	2021	60
Prakash Raman, Ph.D. has served as a member of our board of directors since April 2024. Dr. Raman also serves on the board of directors of NAYA Biosciences, Inc. (acquired by INVO Bioscience, Inc.). Dr. Raman has over two decades of biopharmaceutical business development and executive leadership experience, blending his scientific background, program and portfolio management and strong business development experience to lead and support biopharma companies. Most recently, from February 2022 to March 2024, Dr. Raman was President and Chief Executive Officer of Ribon Therapeutics, Inc., a privately held biopharmaceutical company focused on first-in-class small molecule drugs for oncology and immunology. Previously, from October 2019 to February 2022, Dr. Raman served as Senior Partner, Chief Business Development Officer at Flagship Pioneering, or Flagship, a venture capital company, where he leveraged the platforms and assets in Flagship’s network to generate opportunities for significant value creation. Dr. Raman spent nearly fourteen years at Novartis AG, or Novartis, a publicly traded multinational pharmaceutical corporation, from 2005 until 2011 and from 2012 until October 2019, most recently as its Vice President, Global Head of Novartis Institutes for Biomedical Research Business Development and Licensing. During his time at Novartis, Dr. Raman was instrumental in forging key collaborations in immuno-oncology, executing many out-licensing opportunities and guiding key acquisitions. From 2011 to 2012, Dr. Raman was Head of Project Management, Infectious Diseases at AstraZeneca plc, a publicly traded biopharmaceutical company, and, from 1999 to 2005, a Senior Scientist at Millennium Pharmaceuticals, Inc.

(now Takeda Oncology), a biopharmaceutical company. Dr. Raman completed his undergraduate work at the Indian Institute of Technology in Bombay, India. Dr. Raman received his Ph.D. in Organic and Medicinal Chemistry from the University of Wisconsin-Madison, and was a post-doctoral fellow at The Scripps Research Institute.
We believe that Dr. Raman is qualified to serve on our board of directors based on his deep knowledge in the areas of business development and corporate strategy and extensive operational and leadership experience in the biopharmaceutical industry.
Mark A. Velleca, M.D., Ph.D. has been our President and Chief Executive Officer since September 2023, and has served as our chair since December 2022 and a member of our board of directors since August 2021. Prior to joining our board of directors, from May 2014 to December 2020, Dr. Velleca served as President and Chief Executive Officer and from May 2014 to September 2023 as a director, of G1 Therapeutics, Inc., or G1 Therapeutics, a publicly-traded commercial stage oncology company. Prior to joining G1 Therapeutics, Dr. Velleca was a co-founder and served as Senior Vice President of CGI Pharmaceuticals, Inc., or CGI, a biopharmaceutical company, from 1999 to 2010, where he managed the company from its inception through clinical trials of multiple drug candidates. After CGI was acquired by Gilead Sciences, Inc., or Gilead, a biotechnology company, in 2010, Dr. Velleca served as a Senior Advisor to Gilead in R&D Strategy and Corporate Strategy from 2010 to April 2012, where he worked to help build its oncology pipeline. Dr. Velleca served as Executive Vice President at The Leukemia & Lymphoma Society from April 2012 to April 2014. Dr. Velleca currently serves as a Senior Advisor to G1 Therapeutics and also serves as executive chair of the board of directors of Myeloid Therapeutics, Inc., a privately held clinical stage mRNA-immunotherapy company. Most recently, from February 2022 to February 2023, Dr. Velleca served as Chief Executive Officer of StrideBio, Inc., a privately held gene therapy company, and from April 2021 to February 2023, as a Venture Partner at Hatteras Venture Partners, a venture capital firm. Dr. Velleca began his career as an attending physician at Yale New Haven Hospital and was on the faculty of the Yale University School of Medicine. Dr. Velleca received his B.S. from Yale University, and his M.D. and Ph.D. from Washington University in St. Louis.
We believe that Dr. Velleca is qualified to serve on our board of directors because of his experience, qualifications, attributes and skills, including his extensive experience in leadership and operational roles in the pharmaceutical industry and his experience as a venture capitalist.
Vote Required and Board of Directors’ Recommendation
To be elected, the directors nominated via Proposal No. 1 must receive a plurality of the votes properly cast on the proposal, meaning that the two director nominees for Class I directors receiving the most votes will be elected. You may vote FOR all the nominees, FOR any one of the nominees, WITHHOLD your vote from all the nominees or WITHHOLD your vote from any one of the nominees. Votes that are withheld will not be included in the vote tally for the election of directors. If your shares are held in “street name” by a broker, bank or other nominee, your broker, bank or other nominee does not have authority to vote your unvoted shares held by the firm for the election of directors. As a result, any shares not voted by you will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.
The proxies will be voted in favor of the above nominees unless a contrary specification is made in the proxy. The nominees have consented to serve as our directors if elected. However, if the nominees are unable to serve or for good cause will not serve as a director, the proxies will be voted for the election of such substitute nominee as our board of directors may designate.
The proposal for the election of directors relates solely to the election of Class I directors nominated by our board of directors.
The board of directors recommends voting “FOR” the election of Prakash Raman and Mark A. Velleca, as the Class I directors, to serve for a three-year term ending at the annual meeting of stockholders to be held in 2027.

Directors Continuing in Office
The following table identifies our continuing directors, and sets forth their principal occupation and business experience during the last five years and their ages as of March 31, 2024.
Name	Positions and Offices Held with the Company	Director Since	Class and Year in Which Term Will Expire	Age
Ali Behbahani, M.D.	Director	2018	Class II – 2025	47
Garry E. Menzel, Ph.D.	Director	2017	Class II – 2025	59
Samarth Kulkarni, Ph.D.	Director	2019	Class II – 2025	45
Shannon Campbell	Director	2024	Class III – 2026	58
Kapil Dhingra, M.B.B.S.	Director	2021	Class III – 2026	64
Class II Directors (Term Expires at the 2025 Annual Meeting of Stockholders)
Ali Behbahani, M.D. has been a member of our board of directors since December 2018. Dr. Behbahani joined New Enterprise Associates, Inc., or NEA, a venture capital firm, in 2007 and is currently a Partner and Co-Head of Healthcare. Prior to joining NEA, Dr. Behbahani served as a consultant in business development at The Medicines Company, a specialty pharmaceutical company developing acute care cardiovascular products. In addition, Dr. Behbahani formerly served as a Venture Associate at Morgan Stanley, an investment bank and financial services company, and as a Healthcare Investment Banking Analyst at Lehman Brothers, a global financial services firm, from 1998 to 2000. Dr. Behbahani has also served as a member of the board of directors of Adaptimmune Therapeutics plc, a biopharmaceutical company, since September 2014, NKarta, Inc., a biopharmaceutical company, since August 2015 and chairman since August 2019, CRISPR Therapeutics AG, a biopharmaceutical company, since April 2015, Monte Rosa Therapeutics, Inc., a biopharmaceutical company, since April 2020, CVRx, Inc., a biopharmaceutical company, since July 2013, Arcellx, Inc., a biotechnology company, since February 2015, and Korro Bio, Inc., a biopharmaceutical company, since August 2019. Dr. Behbahani previously served as a member of the board of directors of Minerva Surgical Inc., a biotechnology company, from May 2011 to January 2024, Oyster Point Pharma, Inc., a biopharmaceutical company, from July 2017 to January 2023, where he served as chairman from October 2020 until July 2021, Genocea Biosciences, Inc., a biopharmaceutical company, from February 2018 to May 2022, and Nevro Corp., a medical device company, from September 2014 to March 2019. Dr. Behbahani received an M.D. from the University of Pennsylvania School of Medicine, an M.B.A. from the Wharton School of the University of Pennsylvania, where he graduated with Honors and was a Palmer Scholar, and a B.S. in Biomedical Engineering, Electrical Engineering and Chemistry from Duke University.
We believe that Dr. Behbahani is qualified to serve on our board of directors because of his experience, qualifications, attributes and skills, including his extensive investment experience in the life sciences and his service as a director of other publicly traded biopharmaceutical companies.
Garry E. Menzel, Ph.D. has been a member of our board of directors since March 2017. From October 2016 until completion of the combination with Adaptimmune Therapeutics plc in June 2023, Dr. Menzel served as a member of the board of directors, President and Chief Executive Officer at TCR2 Therapeutics Inc., a publicly traded immunotherapy company. Previously, Dr. Menzel was Chief Strategy Officer at Axcella Health Inc., a publicly traded biotechnology company, from July 2015 to September 2016, the Chief Financial Officer at DaVita Inc., a healthcare services company, from 2013 to May 2015, and the Chief Operating Officer at Regulus Therapeutics Inc., a biopharmaceutical company, from 2008 to 2013. Dr. Menzel also had global leadership roles in running the biotechnology practices at Goldman Sachs & Co. LLC and Credit Suisse Group AG, both of which are multinational investment bank and financial services companies, from 1994 to 2004 and from 2004 to 2008, respectively. In addition, he was a consultant with Bain & Company, a global management consulting firm, and was a research assistant at SmithKline Beecham PLC (now GlaxoSmithKline PLC). Dr. Menzel has served as a member of the board of directors at Stoke Therapeutics, Inc., a biotechnology company, since August 2020, and as a member of the board of directors at Adaptimmune Therapeutics plc since June 2023. Dr. Menzel received his B.S. in Biochemistry from Imperial College of Science and Technology in London, his Ph.D. from the University of Cambridge, where he studied the regulation of oncogenes in immune cells, and his M.B.A. from the Stanford University Graduate School of Business.
We believe that Dr. Menzel is qualified to serve as a member of our board of directors because of his scientific background, financial expertise and extensive corporate leadership experience in the life sciences industry.
Samarth Kulkarni, Ph.D. has been a member of our board of directors since November 2019 and has served as our lead independent director since September 2023. Dr. Kulkarni has served as the Chief Executive Officer of CRISPR Therapeutics AG, or CRISPR, a biopharmaceutical company, since December 2017, where he also serves on the board as a member and chairman. Previously, Dr. Kulkarni served as CRISPR’s President and Chief Business Officer from May 2017 to November 2017 and, before that, as Chief Business Officer from August 2015 when he joined the company. Prior to joining CRISPR, Dr. Kulkarni was at McKinsey & Company, a global consulting firm, from 2006 to July 2015, with various titles, his most recent being Partner within the Pharmaceuticals and Biotechnology practice. Dr. Kulkarni has also served as a member of the boards of directors of Repare Therapeutics Inc., a precision oncology company, since November 2019 and Centessa Pharmaceuticals plc, a biotechnology company, since February 2021. Dr. Kulkarni received a Ph.D. in Bioengineering and Nanotechnology from the University of Washington and a B. Tech. from the Indian Institute of Technology. Dr. Kulkarni has authored several publications in leading scientific and business journals.
We believe that Dr. Kulkarni is qualified to serve on our board of directors based on his scientific background and experience as a consultant and an executive in the biopharmaceutical industry.
Class III Directors (Term Expires at the 2026 Annual Meeting of Stockholders)
Shannon Campbell has been a member of our board of directors since April 2024. Ms. Campbell has served as the Executive Vice President and Chief Commercial Officer of Merus N.V., or Merus, a publicly traded clinical-stage oncology company engaged in developing multi-specific antibody therapeutics, since February 2022, where she is responsible for Merus’s global commercialization strategy and activity. Before joining Merus, from August 2017 to January 2022, Ms. Campbell led the U.S. Solid Tumor Franchise at Novartis AG, or Novartis, a publicly traded multinational pharmaceutical corporation, where she led Novartis’s U.S. Oncology Solid Tumor Franchise, and was responsible for a broad portfolio of therapies in oncology and rare diseases. Prior to Novartis, from 2005 to 2017, Ms. Campbell was at Bayer HealthCare Pharmaceuticals Inc., a biopharmaceutical company, where she served in roles of increasing responsibility, most recently as Vice President & General Manager, Oncology. Earlier in her career, Ms. Campbell held positions of increasing responsibility at Abbott Labs, a biotechnology company, from 2003 to 2005, and Pharmacia heritage companies (Pharmacia & Upjohn, The Upjohn Company), from 1989 to 2003. With over 30 years of biopharmaceutical experience, Ms. Campbell possesses deep expertise in commercializing transformative medicines globally. Ms. Campbell holds a Bachelor of Science degree from Ithaca College and has completed leadership, strategy, and finance programs at the University of Michigan Ross School of Business, IMD, Harvard Business School, and The Wharton School, University of Pennsylvania.
We believe that Ms. Campbell is qualified to serve on our board of directors because of her extensive background and leadership experience in the biopharmaceutical industry, in particular in commercialization of oncology products.
Kapil Dhingra, M.B.B.S. has been a member of our board of directors since January 2021. Dr. Dhingra currently serves as the Managing Member of KAPital Consulting, LLC, a healthcare consulting firm that he founded in 2008. Dr. Dhingra has over 30 years of experience in oncology clinical research and drug development. From 1999 to 2008, Dr. Dhingra worked at Hoffmann-La Roche AG, a Swiss multinational healthcare company, where he served in roles of increasing responsibility, most recently as Vice President, Head of the Oncology Disease Biology Leadership Team and Head of Oncology Clinical Development. From 2000 to 2008, he held a Clinical Affiliate appointment at Memorial Sloan Kettering Cancer Center. From 1996 to 1999, Dr. Dhingra worked at Eli Lilly and Company, a pharmaceutical company, where he served in roles of increasing responsibility, most recently as Senior Clinical Research Physician. Dr. Dhingra also served as a Clinical Associate Professor of Medicine at the Indiana University School of Medicine

from 1997 to 1999. Prior to Eli Lilly and Company, Dr. Dhingra was a member of the faculty of the MD Anderson Cancer Center of the University of Texas from 1989 to 1996. Dr. Dhingra currently serves on the boards of directors of Replimune, Inc. and LAVA Therapeutics N.V., as well as a number of privately-held biotechnology companies. Dr. Dhingra previously served on the board of Autolus Therapeutics plc from November 2014 to December 2023. He also previously served on the boards of several biotech companies, including BioVex, Inc., Micromet, Inc., Algeta ASA, YM Biosciences Inc., Epitherapeutics, Exosome Diagnostics, Inc., Advanced Accelerator Applications S.A., and Five Prime Therapeutics, Inc., which were all acquired by major pharmaceutical companies. Dr. Dhingra holds an M.B.B.S. from the All India Institute of Medical Sciences in New Delhi, India. He completed his residency in Internal Medicine at the Lincoln Medical and Mental Health Center of New York Medical College and completed his fellowship in Hematology and Oncology at Emory University School of Medicine.
We believe that Dr. Dhingra is qualified to serve on our board of directors because of his extensive experience in executive positions with several pharmaceutical companies and in the clinical development of pharmaceuticals in several therapeutic areas, including in oncology, and his experience serving on the boards of numerous publicly traded life science companies.
David M. Epstein, Ph.D. is our co-founder, a member of our board of directors and previously served as President and Chief Executive Officer from September 2016 to September 2023. Currently, Dr. Epstein is a Co-Founder of PairX Bio, a biopharmaceutical company, where he has served as a board member since June 2022 and as President and Chief Executive Officer since September 2023. From January 2019 to June 2023, Dr. Epstein served as an Adjunct Associate Professor for the Cancer and Stem Cell Biology Program at Duke-NUS Medical School. From April 2013 to December 2018, Dr. Epstein held positions at Duke-NUS Medical School, Singapore, where he founded and built Duke-NUS’s Center for Technology & Development. Dr. Epstein’s positions include Vice Dean, Innovation & Entrepreneurship, and Associate Professor in Cancer and Stem Biology. From June 2010 to March 2013, Dr. Epstein was Senior Vice President, Chief Scientific Officer and Site- Head for OSI Pharmaceuticals, Inc., a pharmaceutical company acquired by Astellas Pharma, Inc. From 2006 to 2010, Dr. Epstein served as Senior Vice President and Chief Scientific Officer, Oncology, at OSI Pharmaceuticals, Inc. until it was acquired by Astellas. Before joining OSI, from 2001 to 2006, Dr. Epstein served as Vice President, Biology, and from 2000 to 2003, as co-founder and a member of the board of directors at Archemix Corporation, a biotechnology company. From April 2013 to April 2015, Dr. Epstein served as a member of the board of directors at MetaStat, Inc., a precision medicine biotechnology company. Dr. Epstein earned a B.S. in Chemistry from Lewis & Clark College and a Ph.D. in Biochemistry at Brandeis University. Dr. Epstein completed a joint post-doctoral fellowship, leading a collaboration in protein structure, function and NMR dynamics between the labs of Steven Benkovic (Penn State) and Peter Wright at The Scripps Research Institute in La Jolla, California.
Dr. Epstein will be stepping down from our board of directors and as a Class III director, effective as of the completion of the Annual Meeting, and as such, he will not be standing for re-election at the annual meeting of stockholders to be held in 2026.
There are no family relationships between or among any of our directors or executive officers. The principal occupation and employment during the past five years of each of our directors was carried on, in each case except as specifically identified in this proxy statement, with a corporation or organization that is not a parent, subsidiary or other affiliate of us. There is no arrangement or understanding between any of our directors and any other person or persons pursuant to which he or she is to be selected as a director.
There are no material legal proceedings to which any of our directors is a party adverse to us or our subsidiary or in which any such person has a material interest adverse to us or our subsidiary.

Executive Officers and Senior Management Who Are Not Directors
The following table identifies our executive officers and other senior management who are not directors, and sets forth their current positions at Black Diamond Therapeutics and their ages as of March 31, 2024.
Name	Positions and Offices Held with the Company	Officer Since	Age
Brent Hatzis-Schoch, Esq.	Chief Operating Officer and General Counsel	2019	59
Elizabeth Buck, Ph.D.	Chief Scientific Officer	2021	49
Sergey Yurasov, M.D., Ph.D.	Chief Medical Officer	2022	55
Fang Ni, Pharm.D.	Chief Business Officer and Chief Financial Officer	2021	37
Elizabeth L. Montgomery	Chief People Officer	2022	52
Melanie Morrison	Chief Development Officer	2023	49
Erika Jones	Senior Vice President, Finance & Corporate Controller	2021	39
Brent Hatzis-Schoch has served as our Chief Operating Officer and General Counsel since May 2019. Prior to joining us, from April 2015 to May 2019, Mr. Hatzis-Schoch was Senior Vice President, General Counsel and Corporate Secretary at Radius Health, Inc., a commercial-stage biopharmaceutical company. Previously, Mr. Hatzis-Schoch served as Senior Vice President and Chief Legal Counsel at Merz Pharma GmbH & Co. KGaA, an international healthcare company, in Frankfurt, Germany from July 2013 to April 2015. Mr. Hatzis-Schoch began his legal career in private practice and later held senior legal positions in the U.S. and internationally, including as General Counsel to two publicly traded development-stage German biopharmaceutical companies, European legal counsel for Baxter International and Associate General Counsel of Pharmacia Corporation (which now operates under Pfizer Inc.). Mr. Hatzis-Schoch received his B.A. from the University of Delaware and his Juris Doctor from George Washington University. Mr. Hatzis-Schoch was a Fulbright Scholar at the University of Cologne in Germany.
Elizabeth Buck, Ph.D. is our co-founder and has served as our Chief Scientific Officer since August 2021. Previously, from March 2017 to August 2021, Dr. Buck served as our former Executive Vice President, Discovery & Translational Services, and from 2015 to 2017, she served as our former Chief Scientific Officer. Prior to joining us, from September 2013 to December 2014, Dr. Buck served as Chief Scientific Officer for Therapeutics at MetaStat, Inc., a precision medicine biotechnology company. Previously, from 2005 to 2013, Dr. Buck was Assistant Director of Advanced Preclinical Pharmacology at OSI Pharmaceuticals, Inc., a pharmaceutical company acquired by Astellas Pharma Inc., where she led discovery and translational research to advance a series of oncology programs to clinical development. In this role, Dr. Buck managed multidisciplinary global teams and spearheaded major academic collaborations to progress programs to IND. Dr. Buck received her undergraduate degree in Physics from the University of New Hampshire, her Ph.D. in Cellular and Molecular Biology from New York University/Mount Sinai School of Medicine, and completed postdoctoral work with Jim Wells at Sunesis Pharmaceuticals, Inc., a publicly traded biopharmaceutical company.
Sergey Yurasov, M.D., Ph.D. has served as our Chief Medical Officer since June 2022. Previously, from September 2019 to February 2022, Dr. Yurasov served Chief Medical Officer of Nuvation Bio, and from October 2016 to June 2019, Dr. Yurasov served as the Chief Medical Officer and Senior Vice President of Clinical Development at Immune Design Corp. Dr. Yurasov also served as Senior Vice President of Clinical Development at Clovis Oncology, where he oversaw clinical development and led clinical teams through regulatory filings for multiple oncology programs. Dr. Yurasov received his M.D. from the Russian State Medical University, and received his Ph.D. from the Research Institute for Pediatric Hematology.
Fang Ni, Pharm.D. has served as our Chief Business Officer since August 2020 and our Chief Financial Officer since March 2022. Dr. Ni also served as our interim Chief Financial Officer from November 2021 to March 2022. Prior to joining us, from November 2017 to August 2020, Dr. Ni was a Principal and member of the investment team at Versant Ventures, a venture capital firm, and served as the Company’s founding Chief Business Officer following the Company’s Versant-led Series A financing. Prior to joining Versant

Ventures, Dr. Ni was Global Business Development & Licensing director with F. Hoffman-La Roche AG, a global healthcare company, from February 2013 to November 2017, where he was responsible for leading transactions across the fields of oncology, immunology, and infectious and rare diseases. Dr. Ni earned a Doctor of Pharmacy degree from Purdue University and completed a post-doctoral fellowship at Rutgers University.
Elizabeth L. Montgomery has served as our Chief People Officer since February 2022. Prior to joining us, from April 2017 to January 2022, Ms. Montgomery served as Chief People Officer at ClearView Healthcare Partners, a global strategic consulting firm focused in the life sciences, where her leadership and focus on talent management guided a near quadrupling in size of the employee base, international expansion, scaling of performance management, resource management and learning and development programs. Previously, from May 2006 to March 2017, Ms. Montgomery held several positions of increasing responsibility at IQVIA Consulting Services, a global healthcare and life sciences consulting firm, where she was the Global Director of Resource Management. Earlier, from January 2003 to April 2006, Ms. Montgomery was a senior manager at Boston Scientific Corporation, a publicly-traded manufacturer of medical devices, where she led reimbursement and outcomes planning for core Boston Scientific products. Ms. Montgomery holds an M.B.A. from the Olin Graduate School of Business at Babson College and a B.S. in Business Administration from Boston University. She also holds a certificate from Cornell University’s Diversity and Inclusion/Strategic HR Leadership Program.
Melanie Morrison has served as our Chief Development Officer since June 2023. Prior to joining us, from 2019 to 2022, Ms. Morrison served as Senior Vice President, Program Management and Clinical Operations at Nuvation Bio, where she built and oversaw multiple groups within the Development organization in support of Nuvation Bio’s pipeline. Previously, from 2018 to 2019, Ms. Morrison served as Vice President, Development Process Optimization at Aduro Biotech, and from 2017 to 2018, Ms. Morrison served as Vice President, Oncology Platform Leader at Immune Design. Previously, Ms. Morrison was Vice President, Clinical Operations at Medivation, Inc., until its acquisition by Pfizer, Inc., in September 2016. Ms. Morrison holds a M.S. in Health Sciences from The George Washington University of Medicine and Health Sciences and a B.S. from the University of California, Davis.
Erika Jones has served as our Senior Vice President, Finance since February 2024 and as Corporate Controller since January 2021. Ms. Jones previously served as Vice President, Finance from October 2021 until her promotion in February 2024. Ms. Jones joined the Company in 2019 and served as Senior Director, Finance from October 2019 to January 2021. Prior to joining us, from May 2016 to October 2019, Ms. Jones served as Director of Finance at Axcella Health Inc., or Axcella, a publicly-traded clinical-stage biotechnology company, where she led the accounting and finance operations and reporting functions. Prior to Axcella, Ms. Jones was at Ernst & Young LLP, a multinational accounting firm, from September 2008 to February 2015, most recently as Manager, Advisory Services. Ms. Jones received her Bachelor’s and Master’s degrees in Accounting from Miami University and is a licensed Certified Public Accountant.
The principal occupation and employment during the past five years of each of our executive officers was carried on, in each case except as specifically identified above, with a corporation or organization that is not a parent, subsidiary or other affiliate of us. There is no arrangement or understanding between any of our executive officers and any other person or persons pursuant to which he or she was or is to be selected as an executive officer.
There are no material legal proceedings to which any of our executive officers is a party adverse to us or our subsidiary or in which any such person has a material interest adverse to us or our subsidiary.

PROPOSAL NO. 2 — RATIFICATION OF THE APPOINTMENT OF
PRICEWATERHOUSECOOPERS LLP AS BLACK DIAMOND THERAPEUTICS’ INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024
The audit committee of our board of directors has appointed PricewaterhouseCoopers LLP, or PwC, as Black Diamond Therapeutics’ independent registered public accounting firm for the fiscal year ending December 31, 2024. Black Diamond Therapeutics’ stockholders are being asked to ratify this appointment. PwC has served as Black Diamond Therapeutics’ independent registered public accounting firm since 2019.
The audit committee is solely responsible for selecting Black Diamond Therapeutics’ independent registered public accounting firm for the fiscal year ending December 31, 2024. Stockholder approval is not required to appoint PwC as Black Diamond Therapeutics’ independent registered public accounting firm. However, the board of directors believes that submitting the appointment of PwC to the stockholders for ratification is good corporate governance. If the stockholders do not ratify this appointment, the audit committee will reconsider whether to retain PwC. If the selection of PwC is ratified, the audit committee, at its discretion, may direct the appointment of a different independent registered public accounting firm at any time it decides that such a change would be in the best interest of Black Diamond Therapeutics and its stockholders.
A representative of PwC is expected to virtually attend the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and to respond to appropriate questions from our stockholders.
Independent Registered Public Accounting Firm Fees
We incurred the following fees from PwC for the audit of the consolidated financial statements and for other services provided during the years ended December 31, 2023 and 2022.
Fee Category	Fiscal Year 2023 ($)	Fiscal Year 2022 ($)
Audit fees(1)	$729,000	$742,500
Audit-related fees(2)	—	—
Tax fees(3)	—	—
All other fees(4)	4,000	3,000
Total Fees	$733,000	$745,500

(1)
Audit fees consist of fees for the audit of our annual financial statements, the review of our interim financial statements included in our quarterly reports on Form 10-Q, and services provided in connection with registration statements, including comfort letters and consents.

(2)
Audit-related fees consist of fees for assurance and related services that are reasonably related to the performance of audits or reviews of our financial statements and were not reported above under “Audit fees”. There were no audit-related fees in fiscal years 2023 and 2022.

(3)
Tax fees consist of fees for tax compliance, tax advice and tax planning. There were no tax fees in fiscal year 2023 and 2022.

(4)
All other fees consist of license fees for accounting research software.

Audit Committee Pre-approval Policy and Procedures
Our audit committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm. This policy provides that we will not engage our independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by our audit committee or the engagement is entered into pursuant to the pre-approval procedure described below.

From time to time, our audit committee may pre-approve specified types of services that are expected to be provided to us by our independent registered public accounting firm during the next twelve (12) months. Any such pre-approval details the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.
During fiscal years 2023 and 2022, no services were provided to us by PwC other than in accordance with the pre-approval policies and procedures described above.
Vote Required and Board of Directors’ Recommendation
The affirmative vote of a majority of the votes cast FOR this proposal is required to ratify the appointment of our independent public accountant. Votes that are withheld will be counted towards the tabulation of votes cast on this proposal and will have the same effect as a negative vote. If your shares are held in “street name” by a broker, bank or other nominee, your broker, bank or other nominee has authority to vote your unvoted shares held by the firm on this proposal. If your broker, bank or other nominee does not exercise this authority, such broker non-votes will have no effect on the results of this vote.
The board of directors recommends voting “FOR” Proposal No. 2 to ratify the appointment of PricewaterhouseCoopers LLC as Black Diamond Therapeutics’ independent registered public accounting firm for the fiscal year ending December 31, 2024.

PROPOSAL NO. 3 — APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO LIMIT THE LIABILITY OF CERTAIN OFFICERS OF THE COMPANY AS PERMITTED BY DELAWARE LAW
Background and Reasons for the Proposed Exculpation Amendment
In August 2022, the State of Delaware, which is our state of incorporation, enacted legislation that enables Delaware companies to limit the liability of certain of their officers in limited circumstances pursuant to amended Section 102(b)(7) of the General Corporation Law of the State of Delaware, or the DGCL. Amended DGCL Section 102(b)(7) permits exculpation for direct claims brought by stockholders for breach of an officer’s fiduciary duty of care, including class actions, but does not eliminate officers’ monetary liability for breach of fiduciary duty claims brought by the corporation itself or for derivative claims brought by stockholders in the name of the corporation. Furthermore, the limitation on liability does not apply to breaches of the duty of loyalty, acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, or any transaction in which the officer derived an improper personal benefit.
Our board of directors believes it is appropriate for public companies in states that allow exculpation of officers to have exculpation clauses in their certificates of incorporation. Adopting an officer exculpation provision that aligns with the protections afforded under the DGCL could prevent protracted or otherwise meritless litigation that distracts from our primary objective of creating stockholder value over the long term. The nature of the role of directors and officers often requires them to make decisions on crucial matters. Frequently, directors and officers must make decisions in response to time-sensitive opportunities and challenges, which can create substantial risk of investigations, claims, actions, suits, or proceedings seeking to impose liability on the basis of hindsight, especially in the current litigious environment and regardless of merit. Our board of directors believes that limiting concern about personal liability will empower officers to best exercise their business judgment in furtherance of stockholder interests without the distraction of potentially being subject to claims following actions taken in good faith.
In addition, our board of directors believes it is important to provide protection to officers to the extent permitted by the DGCL to attract and retain executive talent. This protection has long been afforded to directors and other public companies have updated their governing documents to align with amended Section 102(b)(7) of the DGCL, and we expect this practice to continue. The corporate law codes of several other states already permit corporations to exculpate officers in a similar manner to Section 102(b)(7). Therefore, our ability to attract and retain highly qualified officer candidates may be adversely impacted if we do not implement the expanded protections now offered under Delaware law. Further, our board of directors believes that the proposed amendment to our certificate of incorporation would not negatively impact shareholder rights, particularly taking into account the narrow class and type of claims for which officers’ liability would be exculpated.
Accordingly, on March 7, 2024, our board of directors determined that it is advisable and in the best interests of the Company and our stockholders to amend our certificate of incorporation to add Article X to adopt amended DGCL Section 102(b)(7), or the Exculpation Amendment, and extend exculpation protection to our officers, and authorized and approved the proposed Exculpation Amendment, subject to approval by our stockholders at the Annual Meeting. Our board of directors believes the proposed Exculpation Amendment would better position the Company to attract top officer candidates, retain our current officers and enable our officers to exercise their business judgment in furtherance of the interests of the stockholders without the potential for distraction posed by the risk of personal liability. Additionally, it would align the protections for our officers with those protections currently afforded to our directors.
Text of the Proposed Exculpation Amendment
Our certificate of incorporation currently provides for the exculpation of directors, but does not include a provision that allows for the exculpation of officers. The Exculpation Amendment would amend our certificate of incorporation by adding a new article to reflect new Delaware law provisions regarding exculpation of officers as follows:

“ARTICLE X
OFFICER LIMITATION OF LIABILITY
1.   Officers.   To the fullest extent permitted by the DGCL, an Officer (as defined below) of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of his or her fiduciary duty as an Officer of the Corporation, except for liability (a) for any breach of the Officer’s duty of loyalty to the Corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) for any transaction from which the Officer derived an improper personal benefit, or (d) arising from any claim brought by or in the right of the Corporation. If the DGCL is amended after the effective date of this Certificate to authorize corporate action further eliminating or limiting the personal liability of Officers, then the liability of an Officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended. For purposes of this Article X, “Officer” shall mean an individual who has been duly appointed as an officer of the Corporation and who, at the time of an act or omission as to which liability is asserted, is deemed to have consented to service of process to the registered agent of the Corporation as contemplated by 10 Del. C. § 3114(b).
2.   Amendment or Modification.   Any amendment, repeal or modification of this Article X by either of (i) the stockholders of the Corporation or (ii) an amendment to the DGCL, shall not adversely affect any right or protection existing at the time of such amendment, repeal or modification with respect to any acts or omissions occurring before such amendment, repeal or modification of a person serving as an Officer at the time of such amendment, repeal or modification.”
The proposed Certificate of Amendment to our certificate of incorporation, or the Certificate of Amendment, reflecting the foregoing Exculpation Amendment is attached as Appendix A to this proxy statement.
Timing and Effect of the Proposed Exculpation Amendment
If the proposed Exculpation Amendment is approved by our stockholders, it will become effective immediately upon the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware, which we expect to file promptly after the Annual Meeting. Other than the addition of Article X, the remainder of our certificate of incorporation will remain unchanged after effectiveness of the Certificate of Amendment. If the proposed Exculpation Amendment is not approved by our stockholders, our certificate of incorporation will remain unchanged. In accordance with the DGCL, our board of directors may elect to abandon the proposed Exculpation Amendment without further action by the stockholders at any time prior to the effectiveness of the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware, notwithstanding stockholder approval of the proposed Exculpation Amendment. The proposed Exculpation Amendment is not being proposed in response to any specific resignation, threat of resignation or refusal to serve by any officer.
Vote Required and Board of Directors’ Recommendation
The affirmative vote of holders of a majority of the shares outstanding and entitled to vote as of the record date is required to approve the Exculpation Amendment. Abstentions and broker non-votes will have the effect of a vote against the Exculpation Amendment.
The board of directors recommends voting “FOR” Proposal No. 3 to approve an amendment to our certificate of incorporation to limit the liability of certain officers of the Company as permitted by Delaware law.

CORPORATE GOVERNANCE
Director Nomination Process
Our nominating and corporate governance committee is responsible for identifying individuals qualified to serve as directors, consistent with criteria approved by our board of directors, and recommending such persons to be nominated for election as directors, except where we are legally required by contract, law or otherwise to provide third parties with the right to nominate.
The process followed by our nominating and corporate governance committee to identify and evaluate director candidates includes requests to board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates, and interviews of selected candidates by management, recruiters, members of the committee and our board of directors. The qualifications, qualities and skills that our nominating and corporate governance committee believes must be met by a committee-recommended nominee for a position on our board of directors are as follows:
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Nominees should demonstrate high standards of personal and professional ethics and integrity.

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Nominees should have proven achievement and competence in the nominee’s field and the ability to exercise sound business judgment.

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Nominees should have skills that are complementary to those of the existing board of directors.

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Nominees should have the education, expertise and business acumen to assist and support management and make significant contributions to the Company’s success.

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Nominees should have an understanding of the fiduciary responsibilities that are required of a member of the board of directors and the commitment of time and energy necessary to diligently carry out those responsibilities.

Stockholders may recommend individuals to the nominating and corporate governance committee for consideration as potential director candidates. Any such proposals should be submitted to our Corporate Secretary at our principal executive offices no later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the one-year anniversary of the date of the preceding year’s annual meeting and should include appropriate biographical and background material to allow the nominating and corporate governance committee to properly evaluate the potential director candidate and the number of shares of our stock beneficially owned by the stockholder proposing the candidate. Stockholder proposals should be addressed to Black Diamond Therapeutics, Inc., One Main Street, 14th Floor, Cambridge, MA 02142, Attention: Corporate Secretary. Assuming that biographical and background materials have been provided on a timely basis in accordance with our bylaws, any recommendations received from stockholders will be evaluated in the same manner as potential nominees proposed by the nominating and corporate governance committee. If our board of directors determines to nominate a stockholder-recommended candidate and recommends such candidate’s election, then such candidate’s name will be included on our proxy card for the next annual meeting of stockholders. See “Stockholder Proposals” for a discussion of submitting stockholder proposals.
Director Independence
Our common stock was approved for listing on The Nasdaq Global Select Market, or Nasdaq. Under the Nasdaq listing rules, independent directors must comprise a majority of a listed company’s board of directors within twelve months from the date of listing. In addition, the Nasdaq rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent and that audit committee members also satisfy independence criteria set forth in Rule 10A-3 under the Exchange Act and that nominating and corporate governance committee members satisfy independence criteria set forth in Rule 10C-1 under the Exchange Act. Under applicable Nasdaq rules, a director will only qualify as an “independent director” if, in the opinion of the listed company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3 under the Exchange Act, a member of an audit committee of a listed company may not, other than in such member’s capacity as a member of the audit committee, the board of directors, or any other board committee: (1) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries, other than compensation for board service; or (2) be an affiliated person of the listed company or any of its subsidiaries. In order to be considered independent for purposes of Rule 10C-1, the board of directors consider, for each member of a nominating and corporate governance committee of a listed company, all factors specifically relevant to determining whether a director has a relationship to such company which is material to that director’s ability to be independent from management in connection with the duties of a nominating and corporate governance committee member, including, but not limited to: the source of compensation of the director, including any consulting advisory or other compensatory fee paid by such company to the director, and whether the director is affiliated with the company or any of its subsidiaries or affiliates.
Our board of directors has determined that all members of the board of directors, except David M. Epstein and Mark A. Velleca, are independent directors, including for purposes of the rules of Nasdaq and the SEC. In making such independence determination, our board of directors considered the relationships that each director has with us and all other facts and circumstances that our board of directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each director. In considering the independence of the directors listed above, our board of directors considered the association of our directors with the holders of more than 5% of our common stock. There are no family relationships among any of our directors or executive officers.
Director Diversity
Our Amended and Restated Nomination and Corporate Governance Committee Policies and Procedures for Director Candidates, or the Director Guidelines, provide that the value of diversity should be considered in determining director candidates as well as other factors such as a candidate’s character, judgment, skills, education, expertise and absence of conflicts of interest. Our priority in selection of board members is identification of members who will further the interests of our stockholders through their established records of professional accomplishment, their ability to contribute positively to the collaborative culture among board members, and their knowledge of our business and understanding of the competitive landscape in which we operate and adherence to high ethical standards. While our Director Guidelines do not specify assigned weights to particular criteria, our board of directors and nominating and corporate governance committee believe it is essential that members of our board of directors represent diverse viewpoints and that the backgrounds and qualifications of our directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow our board to promote our strategic objectives and fulfill its responsibilities to our stockholders. In particular, diversity in terms of race, ethnicity, age, and gender is viewed as important, in addition to many other factors, including industry knowledge, operational experience, scientific and academic expertise and personal backgrounds. Under the recently approved Nasdaq listing rule, directors who self-identify as (i) female, (ii) an underrepresented minority, or (iii) LGBTQ+ are defined as being diverse.
In addition to each of the nominees and continuing directors’ specific experience, qualifications, attributes and skills that our board of directors and our nominating and corporate governance committee considered in determining that he or she should serve as a director, we also believe that each of our directors has demonstrated business acumen, integrity and an ability to exercise sound judgment, as well as a commitment of service to the Company and our board of directors.
The following Board Diversity Matrix presents our board of directors’ diversity statistics in accordance with Nasdaq Rule 5606, as self-disclosed by our directors. Our board of directors satisfies the minimum objectives of Nasdaq Rule 5605(f)(3) by having at least one director who identifies as female and at least one director who identifies as a member of an Underrepresented Minority (as defined by Nasdaq Rules). As we pursue future recruitment efforts for our board of directors and the board’s composition continues to evolve, our nominating and corporate governance committee will continue to seek out candidates who can contribute to the diversity of views and perspectives of the board of directors. For more information on our director nomination process, please see “— Director Nomination Process.”

Board Diversity Matrix (As of March 31, 2024)
Board Size:
Total Number of Directors	8
	Female	Male	Non- Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	7
Part II: Demographic Background
African American or Black
Alaskan Native or Native American
Asian		3
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White	1	4
Two or More Races or Ethnicities
LGBTQ+
Did Not Disclose Demographic Background
Board Committees
Our board of directors has established an audit committee, a compensation committee, and a nominating and corporate governance committee. Each of the audit committee, compensation committee, and nominating and corporate governance committee operates under a charter that satisfies the applicable standards of the SEC and Nasdaq. Each such committee reviews its respective charter at least annually. A current copy of the charter for each of the committees is posted on the corporate governance section of our website, https://investors.blackdiamondtherapeutics.com/corporate-governance/governance-documents.
The table below shows current membership for each of the standing committees of our board of directors.
Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Garry E. Menzel, Ph.D.*	Ali Behbahani, M.D.*	Kapil Dhingra, M.B.B.S.*
Ali Behbahani, M.D.	Garry E. Menzel, Ph.D.	Prakash Raman, Ph.D.
Prakash Raman, Ph.D.	Shannon Campbell	Samarth Kulkarni, Ph.D.

*
Denotes committee chair.

Audit Committee
Garry E. Menzel, Ali Behbahani and Prakash Raman serve on the audit committee, which is chaired by Garry E. Menzel. Our board of directors has determined that each member of the audit committee is “independent” for audit committee purposes as that term is defined by the rules of the SEC and Nasdaq, and that each has sufficient knowledge in financial and auditing matters to serve on the audit committee. Our board of directors has designated Garry E. Menzel as an “audit committee financial expert,” as defined under the applicable rules of the SEC. During the fiscal year ended December 31, 2023, the audit committee met five (5) times. The audit committee’s responsibilities include:
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appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;

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pre-approving auditing and permissible non-audit services, and the terms of such services, to be provided by our independent registered public accounting firm;

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reviewing the overall audit plan with our independent registered public accounting firm and members of management responsible for preparing our consolidated financial statements;

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reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly financial statements and related disclosures as well as critical accounting policies and practices used by us;

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coordinating the oversight and reviewing the adequacy of our internal control over financial reporting;

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establishing policies and procedures for the receipt and retention of accounting-related complaints and concerns;

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overseeing the company’s risk management protocols and procedures, including our information security, cybersecurity and technology risks and programs, and preparing an annual report to our board of directors on the audit committee’s risk assessment findings and risk management activities;

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recommending, based upon the audit committee’s review and discussions with management and our independent registered public accounting firm, whether our audited financial statements shall be included in our Annual Report on Form 10-K;

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monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to our financial statements and accounting matters;

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preparing the audit committee report required by SEC rules to be included in our annual proxy statement;

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reviewing all related person transactions for potential conflict of interest situations and approving all such transactions; and

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reviewing quarterly earnings releases.

All audit and non-audit services, other than de minimis non-audit services, to be provided to us by our independent registered public accounting firm must be approved in advance by our audit committee.
Compensation Committee
Ali Behbahani, Garry E. Menzel and Shannon Campbell serve on the compensation committee, which is chaired by Ali Behbahani. Our board of directors has determined that each member of the compensation committee is “independent” as defined in the applicable Nasdaq rules. During the fiscal year ended December 31, 2023, the compensation committee met three (3) times. The compensation committee’s responsibilities include:
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annually reviewing and recommending to our board of directors the corporate goals and objectives relevant to the compensation of our Chief Executive Officer;

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evaluating the performance of our Chief Executive Officer in light of such corporate goals and objectives and, based on such evaluation, (i) recommending to our board of directors the cash compensation of our Chief Executive Officer and (ii) reviewing and recommending to our board of directors any grants and awards to our Chief Executive Officer under equity-based plans;

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reviewing and approving the compensation of our other executive officers;

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reviewing and establishing our overall management compensation philosophy and policy;

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overseeing and administering our compensation and similar plans;

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evaluating and assessing potential and current compensation advisors in accordance with the independence standards identified in the applicable Nasdaq listing rules;

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reviewing and approving our policies and procedures for the grant of equity-based awards;

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reviewing and recommending to the board of directors the compensation of our directors;

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reviewing and discussing annually with management our “Compensation Discussion and Analysis,” if and when required, to be included in our annual proxy statement;

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preparing our compensation committee report if and when required by the SEC rules to be included in our annual proxy statement; and

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reviewing and approving the retention or termination of any consulting firm or outside advisor to assist in the evaluation of compensation matters.

The compensation committee may delegate its authority to grant certain equity awards to one or more officers of the Company, including our Chief Executive Officer, and in 2021 it delegated such authority to our Chief Executive Officer and our Chief Operating Officer and General Counsel.
Aon Consulting, Inc., or Radford, has served as the compensation committee’s independent compensation consultant since 2019. Radford reports directly to the compensation committee, and the compensation committee has the sole authority to hire, fire and direct the work of Radford. Radford provides various executive compensation services to the compensation committee, including an analysis of executive compensation as relates to base salary, target annual cash incentives and long-term equity incentives for executive officers and advice on evolving industry practices and market information. As part of its engagement, Radford assists our compensation committee in developing an appropriate group of peer companies to help us determine the appropriate level of overall compensation for our executive officers, as well as assess each separate element of compensation, with a goal of ensuring that the compensation we offer to our executive officers is competitive and fair. Radford also provides the compensation committee with advice and analysis regarding compensation of non-employee directors. The compensation committee has assessed the independence of Radford pursuant to SEC and Nasdaq rules and concluded that the work of Radford for the compensation committee does not raise any conflict of interest.
Nominating and Corporate Governance Committee
Kapil Dhingra, Samarth Kulkarni and Prakash Raman serve on the nominating and corporate governance committee, which is chaired by Kapil Dhingra. Our board of directors has determined that each member of the nominating and corporate governance committee is “independent” as defined in the applicable Nasdaq rules. During the fiscal year ended December 31, 2023, the nominating and corporate governance committee met two (2) times. Prior to becoming a stand-alone committee, matters related to nominating and corporate governance were among the responsibilities of the compensation committee. The nominating and corporate governance committee’s responsibilities include:
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reviewing and advising management regarding the company’s human capital management strategies, including culture, diversity and inclusion strategies, programs and initiatives;

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developing and recommending to our board of directors criteria for board and committee membership;

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establishing procedures for identifying and evaluating board of director candidates, including nominees recommended by stockholders;

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reviewing the composition of our board of directors to ensure that it is composed of members containing the appropriate skills and expertise to advise us;

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identifying individuals qualified to become members of our board of directors;

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recommending to the board of directors the persons to be nominated for election as directors and to each of the board’s committees;

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developing and recommending to our board of directors a code of business conduct and ethics and a set of corporate governance guidelines;

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reviewing and overseeing the company’s environmental, social and governance, or ESG, strategy, initiatives, and policies, including matters related to environmental, health and safety, diversity and inclusion, and ethics and compliance programs; and

•
overseeing the evaluation of our board of directors and management.

The nominating and corporate governance committee considers candidates for board of director membership suggested by its members and our Chief Executive Officer. Additionally, in selecting nominees for directors, the nominating and corporate governance committee will review candidates recommended by stockholders in the same manner and using the same general criteria as candidates recruited by the committee and/or recommended by our board of directors. Any stockholder who wishes to recommend a candidate for consideration by the committee as a nominee for director should follow the procedures described later in this proxy statement under the heading “Stockholder Proposals.” The nominating and corporate governance committee will also consider whether to nominate any person proposed by a stockholder in accordance with the provisions of our bylaws relating to stockholder nominations as described later in this proxy statement under the heading “Stockholder Proposals.”
We believe that the composition and functioning of our nominating and corporate governance committee complies with all applicable requirements of the Sarbanes-Oxley Act, and all applicable SEC and Nasdaq Rules and regulations. We intend to comply with future requirements to the extent they become applicable to us.
Our board of directors may from time to time establish other committees.
Identifying and Evaluating Director Nominees.
Our board of directors is responsible for filling vacancies on our board of directors and for nominating candidates for election by our stockholders each year in the class of directors whose term expires at the relevant annual meeting. Our board of directors delegates the selection and nomination process to the nominating and corporate governance committee, with the expectation that other members of the board of directors, and of management, will be requested to take part in the process as appropriate.
Generally, the nominating and corporate governance committee identifies candidates for director nominees in consultation with management, through the use of search firms or other advisors, through the recommendations submitted by stockholders or through such other methods as the nominating and corporate governance committee deems to be helpful to identify candidates. Once candidates have been identified, the nominating and corporate governance committee confirms that the candidates meet all of the minimum qualifications for director nominees established by nominating and corporate governance committee. The nominating and corporate governance committee may gather information about the candidates through interviews, detailed questionnaires, comprehensive background checks or any other means that the nominating and corporate governance committee deems to be appropriate in the evaluation process. The nominating and corporate governance committee then meets as a group to discuss and evaluate the qualities and skills of each candidate, both on an individual basis and taking into account the overall composition, needs and diversity of our board of directors. Based on the results of the evaluation process, the nominating and corporate governance committee recommends candidates for our board of directors’ approval to fill a vacancy or as director nominees for election to the board of directors by our stockholders each year in the class of directors whose term expires at the relevant annual meeting.
Minimum Qualifications for Director Nominees.
Our nominating and corporate governance committee and our board of directors consider a broad range of factors relating to the qualifications of nominees. Our nominating and corporate governance committee’s and our board of directors’ priority in selecting board members is the identification of persons who will provide a composite mix of backgrounds, experience, knowledge and capabilities that will allow our board to promote our strategic objectives and fulfill its responsibilities to our stockholders. Our nominating and corporate governance committee and our board of directors highly value diversity and, as such, also consider diversity of gender, race, ethnicity, age, gender identity, gender expression and sexual orientation when selecting members of our board of directors.
Board and Committee Meetings Attendance
The full board of directors met eleven (11) times during fiscal year 2023. Each incumbent director attended in person or participated via teleconference in 75% or more of the aggregate of (i) the total number of meetings of our board of directors (held during the period for which such person has been a director), and (ii) the total number of meetings held by all committees of our board of directors on which such person served (during the periods that such person served).

Director Attendance at Annual Meeting of Stockholders
Under our corporate governance guidelines, each of our directors is expected to attend our annual meetings of stockholders to the extent practicable, and we encourage our directors to attend our annual meetings of stockholders. Last year, we held an annual meeting of stockholders on May 16, 2023, at which nine directors who were members of our board of directors at such time were present.
Policy on Trading, Pledging and Hedging of Company Stock
Certain transactions in our securities (such as purchases and sales of publicly traded put and call options, and short sales) create a heightened compliance risk or could create the appearance of misalignment between management and stockholders. In addition, securities held in a margin account or pledged as collateral may be sold without consent if the owner fails to meet a margin call or defaults on the loan, thus creating the risk that a sale may occur at a time when an officer or director is aware of material, non-public information or otherwise is not permitted to trade in Company securities. Our amended and restated insider trading policy expressly prohibits short sales and derivative transactions of our stock and purchases or sales of puts, calls, or other derivative securities of the Company or any derivative securities that provide the economic equivalent of ownership of any of the Company’s securities or an opportunity, direct or indirect, to profit from any change in the value of the Company’s securities or engage in any other hedging transaction with respect to the Company’s securities, at any time, by our executive officers, directors, employees and certain designated consultants and contractors.
Rule 10b5-1 Trading Plan Policy
We have adopted a Rule 10b5-1 trading plan policy, which permits our officers, directors, and certain other persons to enter into trading plans complying with Rule 10b5-1 under the Exchange Act. Generally, under these trading plans, the individual relinquishes control over the transactions once the trading plan is put into place and can only put such plans into place while the individual is not in possession of material non-public information. Accordingly, sales under these plans may occur at any time, including possibly before, simultaneously with, or immediately after significant events involving our company.
Compensation Recovery Policy
In accordance with the requirements of the SEC and Nasdaq listing rules, our board of directors adopted a compensation recovery policy on October 2, 2023. The compensation recovery policy provides that in the event we are required to prepare a restatement of financial statements due to material noncompliance with any financial reporting requirement under securities laws, we will seek to recover any incentive-based compensation that was based upon the attainment of a financial reporting measure and that was received by any current or former executive officer during the three-year period preceding the date that the restatement was required if such compensation exceeds the amount that the executive officers would have received based on the restated financial statements.
Environmental, Social and Governance
A continued area of focus for our board of directors has been our ESG-related practices which are integrated into our business strategy and planning including product safety, human capital management, and ethics and compliance. These are among the areas of focus that are critical to our long-term success and resiliency. We are therefore committed to increasing our transparency and further identifying issues that may have a material effect on corporate strategy, risks, opportunities or performance. To facilitate talent attraction and retention, we strive to make Black Diamond a safe and rewarding workplace, with opportunities for our employees to grow and develop in their careers, supported by strong compensation, benefits and health and wellness programs, and by programs that build connections between our employees.
Human Capital Management.   As of February 15, 2024, we had 54 full-time employees. Our workforce is highly skilled, with 20 of our employees holding an M.D., Ph.D. or Pharm.D. degree. Of our full-time employees, 33 were engaged in research and development activities. None of our employees are represented by labor unions or covered by collective bargaining agreements. We consider our relationship with our employees to be good. Our future success depends on our ability to attract, develop and retain key personnel, maintain our culture, and ensure diversity and inclusivity in our board, management and broader workforce. As these areas directly impact our ability to compete and innovate, they are key focus areas for our board of directors and senior executives. The biopharmaceutical industry is highly competitive and recruiting and retaining employees is critical to the continued success of our business. To attract, maintain and motivate our team of high achieving professionals, we offer competitive compensation and benefits, a collaborative work environment, ongoing professional development initiatives, attractive career advancement opportunities and have adopted policies and initiatives that foster an inclusive work environment and diverse workforce. Our commitment to inclusivity is reflected in our corporate goals and underpins our social, cultural and philanthropic initiatives. We work collaboratively with external organizations to attract, retain and develop diverse talent by ensuring we have a culture of inclusivity for all.
Ethics and Compliance.   We continue to strengthen corporate compliance through our commitment to honest and ethical conduct and with clear oversight and accountability from senior executives and directors. Our internal policies are based on industry-standard principles for behavior in this area. This also includes our Code of Business Conduct and Ethics, which outlines our commitment to ethical business practices and applies to all of our employees, officers and directors.
Health and Safety.   The success of our business is fundamentally connected to the well-being of our employees. Accordingly, we are committed to their health, safety and wellness. We provide our employees and their families with access to a variety of innovative, flexible and convenient health and wellness programs, including benefits that provide protection and security so they can have peace of mind concerning events that may require time away from work or that impact their financial well-being; that support their physical and mental health by providing tools and resources to help them improve or maintain their health status and encourage engagement in healthy behaviors; and that offer choice where possible so they can customize their benefits to meet their needs and the needs of their families.
Code of Business Conduct and Ethics
We have adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A current copy of the code is posted on the corporate governance section of our website, which is located at https://investors.blackdiamondtherapeutics.com/corporate-governance/governance-documents. If we make any substantive amendments to, or grant any waivers from, the code of business conduct and ethics for any officer or director, we will disclose the nature of such amendment or waiver on our website or in a Current Report on Form 8-K.
Environmental
We are committed to minimizing the environmental impacts of our business. We encourage all employees to reduce waste and emissions through recycling and other energy conservation measures. The following are a few of the initiatives that demonstrate our commitment to environmental impact:
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We are subject to numerous environmental, health and safety laws and regulations.

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Our employees are required to promptly report any known or suspected violations of environmental laws or any events that may result in a discharge or emission of hazardous materials.

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We have recycling in all facilities.

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We minimize use of disposable bottles and printing of paper.

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We have commuter benefits programs in place that encourage employees to walk, bike or utilize public transportation instead of cars for their commute.

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We encourage video conferencing for non-essential meetings to reduce travel and commute emissions.

Board Leadership Structure and Board’s Role in Risk Oversight
Our bylaws and corporate governance guidelines provide our board of directors the flexibility to determine the appropriate leadership structure for our board of directors, including whether the offices of

Chief Executive Officer and chair should be separate or combined and why our board of directors’ leadership structure is appropriate given the specific characteristics or circumstances of our Company and our board of directors’ assessment of its leadership from time to time. Mark A. Velleca, our President and Chief Executive Officer since September 2023, also has served as the chair of our board of directors since December 2022, and Samarth Kulkarni currently serves as our lead independent director. Our board of directors has concluded that our current leadership structure is appropriate at this time. Our board of directors is of the view that the combined role of chair and Chief Executive Officer promotes united leadership and direction and provides management a clear focus to execute our strategy and business plans. As Chief Executive Officer, Dr. Velleca is best suited to ensure that critical business issues are brought before our board of directors, which enhances our board of directors’ ability to develop and implement business strategies. In sessions of our board of director meetings in which our management, including our Chief Executive Officer, does not participate, the lead independent director serves as a liaison to management on behalf of the non-employee members of our board of directors. The lead independent director’s duties and responsibilities also include serving as the liaison between the chair of our board of directors and the independent directors, reviewing meeting agendas and schedules of meetings of the board of directors to assure that there is sufficient time for discussion of all agenda items and having the authority to call meetings of the independent directors.
Risk is inherent to every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including risks relating to our financial condition, development activities, operations, strategic direction, cybersecurity and intellectual property. Management is responsible for the day-to-day management of risks we face, while our board of directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, our board of directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.
The role of the board of directors in overseeing the management of our risks is conducted primarily through committees of the board of directors, as disclosed in the descriptions of each of the committees above and in the charters of each of the committees. The full board of directors (or the appropriate board committee in the case of risks that are under the purview of a particular committee) discusses with management our major risk exposures, their potential impact on us, and the steps we take to manage them. When a board committee is responsible for evaluating and overseeing the management of a particular risk or risks, the chair of the relevant committee reports on the discussion to the full board of directors during the committee reports portion of the next board meeting. This enables the board of directors and its committees to coordinate the risk oversight role, particularly with respect to risk interrelationships.
Communication with the Directors of Black Diamond Therapeutics
Any stockholder or interested party may communicate with our board of directors, as a whole, or with individual directors on the board of directors, through an established process for stockholder and other interested party communication. For a communication directed to the board of directors as a whole, stockholders and other interested parties may submit a written communication by postal mail to the attention of the chair of our board of directors at the following address: Black Diamond Therapeutics, Inc., Attention: Chair of the Board of Directors, c/o Corporate Secretary, One Main Street, 14th Floor Cambridge, MA 02142.
For a communication directed to an individual director in his or her capacity as a member of the board of directors, stockholders and other interested parties may send such communication to the attention of the individual director at the following address: Black Diamond Therapeutics, Inc., Attention: [Name of Individual Director], c/o Corporate Secretary, One Main Street, 14th Floor Cambridge, MA 02142.
We will forward by U.S. Mail any such communication to each director, and the chair of the board of directors in his capacity as a representative of the board of directors, to whom such communication is addressed to the address specified by each such director and the chair of the board of directors, unless there are safety or security concerns that mitigate against further transmission. A copy of any such written communication may also be forwarded to the Company’s general counsel and a copy of such communication may be retained for a reasonable period of time. You may submit your concern anonymously or confidentially.

Communications may be forwarded to other directors if they relate to important substantive matters and include suggestions or comments that may be important for other directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications.
The audit committee oversees the procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or audit matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting, internal accounting controls or auditing matters. The Company has also established a toll-free telephone number for the reporting of such activity, which is (855)-996-3716.
Director Compensation
The table below shows all compensation earned by or paid to our non-employee directors during the year ended December 31, 2023, or fiscal year 2023. During fiscal year 2023, David M. Epstein and Mark A. Velleca, each serving for part of the year as our President and Chief Executive Officer, served as members of our board of directors, as well as employees, and each received no additional compensation for his services as a member of our board of directors for the time during which he was serving as President and Chief Executive Officer. The compensation received by Drs. Epstein and Velleca during fiscal year 2023 is set forth in the section of this proxy statement captioned “Executive Compensation — 2023 Summary Compensation Table.”
Non-Employee Director Compensation Table
Name(1)	Fees Earned or Paid in Cash ($)(2)	Option Awards ($)(3)	All Other Compensation ($)	Total ($)
Ali Behbahani, M.D.	47,788	20,348	—	68,136
Kapil Dhingra, M.B.B.S.	39,000	20,348	50,000(4)	109,348
Samarth Kulkarni, Ph.D.	39,000	20,348	—	59,348
Garry E. Menzel, Ph.D.	55,000	20,348	—	75,348
Rajeev Shah(5)	42,500	20,348	—	62,848
Alexander Mayweg, Ph.D.(6)	35,000	20,348	—	55,348
Wendy L. Dixon, Ph.D.(7)	43,288	20,348	—	63,636

(1)
As of December 31, 2023, Dr. Behbahani held outstanding options for 46,500 shares of our common stock, Dr. Dhingra held outstanding options for 135,695 shares of our common stock, Dr. Dixon held outstanding options for 61,500 shares of our common stock, Dr. Kulkarni held outstanding options for 114,474 shares of our common stock, Dr. Mayweg held outstanding options for 46,500 shares of our common stock, Dr. Menzel held outstanding options for 100,282 shares of our common stock, and Mr. Shah held outstanding options for 46,500 shares of our common stock.

(2)
Amounts represent cash compensation for services rendered by each member of the board of directors. Dr. Behbahani and Dr. Dixon elected to receive their cash compensation in the form of unrestricted shares. Additionally, the cash compensation earned by Dr. Mayweg was paid to Versant Ventures at his direction, and the cash compensation earned by Mr. Shah was paid to RA Capital Management, L.P. per Mr. Shah’s direction.

(3)
Amounts shown reflect the grant date fair value of stock option awards granted during fiscal year 2023. The grant date fair value was computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or ASC Topic 718, Compensation — Stock Compensation, disregarding the effect of estimated forfeitures related to service-based vesting. These amounts reflect the accounting cost for stock options and do not correspond to the actual economic value that may be received by the director upon exercise of the stock options. See Note 8 to the financial statements in our Annual Report on Form 10-K for the year ended December 31, 2023 regarding certain assumptions we made in determining the fair value of option awards.

(4)
The amount reported represents the amount earned by Dr. Dhingra in connection with certain consulting services provided by Dr. Dhingra to the Company.

(5)
Mr. Shah resigned from our board of directors in January 2024.

(6)
Dr. Mayweg resigned from our board of directors in April 2024.

(7)
Dr. Dixon resigned from our board of directors in April 2024.

Non-Employee Director Compensation Program
Our non-employee directors are compensated pursuant to a formal policy, which we most recently amended and restated in March 2024, pursuant to which we pay our non-employee directors a cash retainer for service on the board of directors and for service on each committee on which the director is a member. The chair of each committee receives a higher retainer for such service. The fees paid to non-employee directors for service on the board of directors and for service on each committee of the board of directors on which the director is a member are as follows:
Annual Retainer for Board Membership
Annual service on the board of directors	$40,000
Additional Annual Retainer for Board Membership
Annual service as non-executive chair of the board	$30,000
Annual service as lead independent director of the board	$25,000
Additional Annual Retainer for Committee Membership
Annual service as member of the audit committee (other than chair)	$7,500
Annual service as chair of the audit committee	$15,000
Annual service as member of the compensation committee (other than chair)	$5,000
Annual service as chair of the compensation committee	$10,000
Annual service as member of the nominating and corporate governance committee (other than chair)	$4,000
Annual service as chair of the nominating and corporate governance committee	$8,000
Non-employee directors are given the opportunity to elect to receive all or a portion of their cash retainer and committee fees in the form of an equity award of unrestricted shares having a grant date fair value equal to the amount (or portion of the amount) of such retainer and committee fees. We also reimburse our non-employee directors for reasonable out-of-pocket expenses incurred by our non-employee directors in connection with attending our meetings of the board of directors and committees thereof.
In addition, each new non-employee director elected to our board of directors will be granted an option to purchase 61,100 shares of our common stock on the date of such director’s election or appointment to the board of directors, which will vest ratably in thirty-six (36) equal monthly installments following the grant date, subject to the director’s continued service on our board of directors through such vesting date. On the date of each annual meeting of stockholders of our Company, each continuing non-employee director will be granted an option to purchase 30,550 shares of our common stock, which will vest in full upon the earlier to occur of the first anniversary of the date of grant or the date of the next annual meeting, subject to the director’s continued service on our board of directors through such vesting date.
The value of all equity awards and all other cash compensation paid by the Company to any non-employee director in any calendar year may not exceed: (i) $1,000,000 in the first calendar year an individual becomes a non-employee director; and (ii) $750,000 in any other calendar year. For the purpose of this limitation, the value of any equity award is its grant date fair value.
This program is intended to provide a total compensation package that enables us to attract and retain qualified and experienced individuals to serve as directors and to align our directors’ interests with those of our stockholders.
Employee directors will receive no additional compensation for their service as a director.

EXECUTIVE COMPENSATION
As an “emerging growth company,” we have opted to comply with the executive compensation disclosure rules applicable to “smaller reporting companies,” as such term is defined in the rules promulgated under the Securities Act. This section provides an overview of the compensation awarded to, earned by, or paid to each individual who served as our principal executive officer during our fiscal year 2023, and our next two most highly compensated executive officers in respect of their service to our Company for fiscal year 2023. We refer to these individuals as our named executive officers. Our named executive officers for fiscal year 2023 are:
•
Mark A. Velleca, M.D., Ph.D., our President and Chief Executive Officer;

•
David M. Epstein, Ph.D., our former President and Chief Executive Officer;

•
Fang Ni, Pharm. D., our Chief Business Officer and Chief Financial Officer; and

•
Sergey Yurasov, M.D., Ph.D., our Chief Medical Officer.

Our executive compensation program is based on a pay for performance philosophy. Compensation for Drs. Velleca, Yurasov, Ni and Epstein is composed primarily of the following main components: base salary, bonus, and equity incentives in the form of stock options. Like all full-time employees, our executive officers are eligible to participate in our health and welfare benefit plans. We will continue to evaluate our compensation philosophy and compensation plans and arrangements as circumstances require.
2023 Summary Compensation Table
The following table presents the compensation awarded to, earned by or paid to each of our named executive officers for the years indicated.
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
Mark A. Velleca, M.D., Ph.D.(4)(5) President and Chief Executive Officer	2023	180,333	—	—	2,591,404	113,667	63,950	2,949,854
David M. Epstein, Ph.D.(6) Former President and Chief Executive Officer	2023	412,300	—	—	1,049,520(7)	—	557,386	2,019,206
	2022	554,350	—	—	759,775	310,436	20,296	1,644,857
Fang Ni, Pharm.D. Chief Business Officer and Interim Chief Financial Officer	2023	450,865	—	—	823,542	189,361	25,758	1,489,526
	2022	411,740	—	—	253,426	196,977	47,616	909,759
Sergey Yurasov, M.D., Ph.D.(4) Chief Medical Officer	2023	488,250	—	—	514,760	205,065	25,609	1,233,684

(1)
The amounts reported represent the aggregate grant date fair value of the stock options awarded to our named executive officers during fiscal years 2023 and 2022 calculated in accordance with FASB or ASC Topic 718, Compensation — Stock Compensation. Such grant date fair value does not take into account any estimated forfeitures. The assumptions used in calculating the grant date fair value of the stock option reported in this column are set forth in Note 8 to our audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2023. The amount reported in this column reflects the accounting cost for the stock option and does not correspond to the actual economic value that may be received by our executives upon the exercise of the stock option or any sale of the underlying shares of common stock.

(2)
The amounts reported reflect bonuses based upon achievement of certain company and individual performance metrics.

(3)
For all of the named executive officers, the amounts reported for fiscal year 2023 include a 401(k) matching contribution and a $6,000 annual stipend, pro-rated to the executive’s start or termination date as applicable, provided to all employees to be used at such employee’s discretion to support commuting, health and wellness or other personal expenses. Additionally, (i) for Dr. Velleca the amount reported for 2023 includes $56,250 in cash fees paid for his service as a non-employee director prior to his employment with the Company, which he elected to receive in the form of unrestricted shares; (ii) for Dr. Ni, the amount reported for 2023 includes a $50 gift card and $4 tax gross on such amount; (iii) for Dr. Epstein the amount reported for 2023 includes severance and vacation payout amounts of $489,909 and $48,141, respectively.
(4)
Neither Drs. Velleca nor Yurasov were named executive officers for fiscal year 2022. Accordingly, compensation information for such year is omitted from this table.

(5)
Dr. Velleca became Chief Executive Officer of the Company effective September 16, 2023.

(6)
Dr. Epstein ceased being the Chief Executive Officer of the Company, effective September 15, 2023.

(7)
Amount includes $254,417 representing the incremental fair value associated with the modification of Dr. Epstein’s stock option in connection with his resignation. Such incremental fair value was calculated in accordance with ASC Topic 718, Compensation — Stock Compensation.

Narrative to 2023 Summary Compensation Table
Our board of directors and compensation committee review compensation annually for our executive officers. In setting executive base salaries and bonuses and granting equity incentive awards, we consider compensation for comparable positions in the market, the historical compensation levels of our executives, individual performance as compared to our expectations and objectives, our desire to motivate our employees to achieve short- and long-term results that are in the best interests of our stockholders, and a long-term commitment to our Company. We target a general competitive position, based on independent third-party benchmark analytics to inform the mix of compensation of base salary, bonus or long-term incentives.
Our compensation committee is authorized to retain the services of one or more executive compensation advisors, as it sees fit, in connection with the establishment of our executive compensation programs and related policies. In fiscal year 2023, the compensation committee continued to retain Aon’s Human Capital Solutions practice, a division of Aon plc to provide it with market information, analysis and other advice relating to executive compensation on an ongoing basis. The compensation committee engaged Aon to, among other things, assist in developing a group of peer companies to help us determine overall compensation for our executive officers, as well as to assess each separate element of compensation. The goal was to ensure that the compensation we offer to our executive officers, individually as well as in the aggregate, is competitive and aligned with our business and executive talent requirements. We do not believe the retention of, and the work performed by, Aon creates any conflict of interest because Aon performs no other work for the Company besides advising the compensation committee.
Our compensation committee is responsible for determining the compensation for all executive officers. Our Chief Executive Officer makes recommendations to our compensation committee, attends committee meetings and is involved in the determination of compensation for the respective executive officers who report to him, except that the Chief Executive Officer does not make recommendations as to his own compensation. Our Chief Executive Officer makes recommendations to our compensation committee regarding short- and long-term compensation for all executive officers (other than himself) based on our results, an individual executive officer’s contribution toward these results and performance toward individual goal achievement. Based on its discretion, taking into account the factors noted above, the compensation committee sets the compensation for each executive officer, including for the Chief Executive Officer, without the Chief Executive Officer present.
Base Salaries
Each named executive officer’s base salary is a fixed component of annual compensation for performing specific duties and functions, and has been established by our compensation committee or board of directors, as applicable, taking into account each individual’s role, responsibilities, skills, and experience. Base salaries for our named executive officers are reviewed annually by our compensation committee or board of directors, as applicable, typically in connection with our annual performance review process, and adjusted from time to time to realign salaries with market levels after taking into account individual responsibilities, performance and experience. For fiscal year 2023, the annual base salaries for Dr. Velleca, Dr. Epstein, Dr. Ni and Dr. Yurasov were $620,000, $582,070, $450,860 and $488,250, respectively. For Dr. Yurasov, Dr. Epstein and Dr. Ni, this represented an increase of 5.00%, 5.00% and 9.50% , respectively, over the annual base salaries of the prior year.
Annual Bonuses
Our named executive officers, as well as other executive officers, are eligible to participate in our Senior Executive Cash Incentive Bonus Plan, or the Bonus Plan, which is an annual bonus program intended to reward our named executive officers for meeting objective or subjective performance goals for a fiscal year. The Bonus Plan provides for cash payments based upon the attainment of performance targets established by the board of directors, which may relate to financial and operational measures or objectives with respect to the Company, as well as individual performance objectives. Annual corporate goals are established by the board of directors and reviewed and approved by the compensation committee at the beginning of each year. Each executive officer who is selected to participate in the Bonus Plan will have a target bonus opportunity set for each performance period.
With respect to performance in fiscal year 2023, the target bonus opportunity as a percentage of base salary for each of Dr. Velleca, Dr. Epstein, Dr. Ni and Dr. Yurasov was 55%, 55%, 40% and 40%, respectively. Other than for our Chief Executive Officers whose target award opportunity is solely based on corporate performance goals, the target award opportunity for each of our other named executive officers is based 20% on individual performance goals and 80% on corporate performance goals. Individual performance goals include objectives related to functions managed by the executive officer and other objectives supportive of corporate performance goals. We believe this executive bonus plan provides incentive that motivates and rewards achievement of performance goals that directly correlates to enhancement of stockholder value, consistent with our compensation philosophy.
In fiscal year 2023, we made substantial progress and achieved a number of significant milestones relating to our development programs BDTX-1535 and BDTX-4933. In particular, we achieved key development objectives related to the enrollment of patients in the phase 1 dose expansion portion of our BDTX-1535 study and the enrollment of patients in the phase 1 dose escalation portion of our BDTX-4933 study. We also delivered on critical financial objectives, such as completing an underwritten public offering in July 2023 for aggregate net proceeds totaling approximately $71.6 million, after deducting underwriting discounts and commissions, as well as other offering expenses and ending 2023 with approximately $131.4 million in cash, cash equivalents and investments, which the Company believes is sufficient to fund its anticipated operating expenses and capital expenditure requirements into the second quarter of 2025. Based on a determination that the Company achieved corporate performance goals at 100% of target and taking into account individual performance for executive officers other than the chief executive officer, the compensation committee determined that the bonuses would be paid in the amounts as set forth above in the Summary Compensation Table, representing a payment at 100% of target for Dr. Velleca pro-rated for the period he served as CEO, 105% of target for Dr. Yurasov, and 105% of target for Dr. Ni. Dr. Epstein did not receive a bonus since he resigned as an employee prior to the payment date, though his separation agreement provided him with a cash amount equal to his target bonus.
Equity Compensation
Although we do not have a formal policy with respect to the grant of equity incentive awards to our executive officers, we believe that equity grants provide our executives with a strong link to our long-term performance, create an ownership culture and help to align the interests of our executives and our stockholders. In addition, we believe that equity grants with a time-based vesting feature promote executive retention because this feature incentivizes our executive officers to remain in our employment during the vesting period, while equity grants with performance-based vesting features encourage achievement of critical R&D and corporate development milestones. Accordingly, our board of directors periodically reviews the equity incentive compensation of our named executive officers and from time to time may grant equity incentive awards to them.
See the “Outstanding Equity Awards at 2023 Fiscal Year End” table for additional detail.

Retirement Programs
401(k) Plan
We maintain a tax-qualified 401(k) and Profit Sharing defined contribution plan (the 401(k) Plan) in which substantially all of our full-time U.S. employees, including our executive officers, are eligible to participate. We provide an employer safe harbor matching contribution equal to 100% of a participant’s eligible contributions of up to 6% of eligible compensation, subject to limits established by the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the Code). All matching contributions are fully vested when made. Our 401(k) Plan is intended to provide our employees, including our executive officers, with an opportunity for tax-efficient retirement savings and long-term financial security. We do not sponsor any qualified or non-qualified defined benefit plans for any of our employees or executives.
Health and Welfare Benefits
All of our full-time employees, including our executive officers are eligible to participate in certain medical, disability and life insurance benefit programs offered by us. We pay the premiums for term life insurance and long-term disability for all of our employees, including our executive officers. We also provide all employees, including executive officers, with a flexible spending account plan, an employee stock purchase plan and paid time off benefits including, vacation, sick time and holidays.
Employee Stock Purchase Plan
Pursuant to our employee stock purchase plan, employees, including our named executive officers, have an opportunity to purchase our common shares at a discount on a tax-qualified basis through payroll deductions. The employee stock purchase plan is designed to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code. The purpose of the employee stock purchase plan is to encourage our employees, including our named executive officers, to become our shareholders and better align their interests with those of our other shareholders.

Outstanding Equity Awards at 2023 Fiscal Year End Table
The following table presents information regarding all outstanding stock options and stock awards held by each of our named executive officers on December 31, 2023.
				Option Awards(1)			Stock Awards
Name	Grant Date	Vesting Commencement Date	Number of Securities Underlying Unexercised Options (#) Exercisable(2)	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that have not Vested (#)	Market Value of Shares or Units of Stock that have not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(3)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(4)
Mark A.Velleca, M.D., Ph.D.	8/9/2021	8/9/2021	23,333(5)	6,667	9.85	8/8/2031	—	—	—	—
	6/10/2022	6/7/2022	15,000(6)	—	2.14	6/9/2032	—	—	—	—
	5/16/2023	5/16/2023	—(6)	16,500	1.82	5/15/2033	—	—	—	—
	9/17/2023	9/17/2023	—	1,000,000	3.55	9/16/2033	—	—	—	—
David M. Epstein, Ph.D.	8/14/2019	8/14/2019(7)	230,116	—	6.42	8/13/2029	—	—	—	—
	12/5/2019	12/5/2019(7)	281,847	—	10.86	12/4/2029	—	—	—	—
	1/29/2020	2/3/2020	272,726	5,806	19.00	1/29/2030	—	—	—	—
	2/17/2021	2/17/2021	168,748	56,252	28.69	2/16/2031	—	—	—	—
	2/15/2022	2/15/2022	149,998	150,002	3.79	2/14/2032	—	—	—	—
	2/13/2023	2/13/2023	105,000	315,000	2.92	2/12/2033	—	—	—	—
Fang Ni, Pharm.D.	8/12/2020	8/3/2020	99,998	20,002	29.87	8/11/2030	—	—	—	—
	8/12/2020	—	—	—	—	—	—	—	19,000	53,390
	2/17/2021	2/17/2021	38,957	16,043	28.69	2/16/2031	—	—	—	—
	2/15/2022	2/15/2022	45,833	54,167	3.79	2/14/2032	—	—	—	—
	2/13/2023	2/13/2023	—	400,000	2.92	2/12/2033	—	—	—	—
Sergey Yurasov, M.D., Ph.D.	6/1/2022	6/1/2022	93,749	156,251	1.69	5/31/2032	—	—	—	—
	2/13/2023	2/13/2023	—	250,000	2.92	2/12/2033	—	—	—	—

(1)
Unless otherwise noted, each option grant is subject to the terms of our 2020 Stock Option and Incentive Plan, or 2020 Plan.

(2)
Unless otherwise noted, 25% of the shares subject to the stock option vest on the first anniversary of the vesting commencement date and the remaining 75% vest in 36 equal monthly installments thereafter, generally subject to the named executive officer’s continuous service relationship with the Company through each applicable vesting date.

(3)
Vesting of the restricted stock units is subject to the achievement of a performance based business development milestone that has not been achieved as of December 31, 2023. If achieved, 50% of the restricted stock units shall vest upon the achievement of the milestone and the remaining 50% of the restricted stock units shall vest on the one year anniversary of the milestone, so long as the named executive officer continues to have a service relationship with the Company on such dates.

(4)
The amount represents the number of unvested shares underlying the restricted stock units multiplied by the value per share of our common stock on the last trading day of fiscal year 2023, December 29, 2023, which was $2.81 per share.

(5)
The shares shall vest and become exercisable in 36 substantially equal monthly installments commencing on the one month anniversary of the Vesting Commencement Date, so long as the named executive officer remains in service as a member of the Board on such dates.

(6)
100% of the shares subject to the stock option vest in full upon the earlier of (i) the one-year anniversary of the Vesting Commencement Date or (ii) the date of the first annual meeting of the Company’s stockholders held after the date of grant, subject to the named executive officer’s continuous service relationship with the Company through the applicable vesting date.
(7)
This option grant is subject to the terms of our 2017 Employee, Director and Consultant Equity Incentive Plan.

Employment Arrangements with Our Named Executive Officers
Mark A. Velleca, M.D., Ph.D.
On September 17, 2023, the Company entered into an employment agreement with Dr. Velleca (the “Velleca Employment Agreement”). Pursuant to the Velleca Employment Agreement, Dr. Velleca is paid an annual base salary of $620,000 and is eligible for an annual performance-based incentive cash bonus in an amount up to 55% of Dr. Velleca’s then-current base salary. In connection with his appointment, Dr. Velleca was also granted stock options to purchase 1,000,000 shares of the Company’s common stock. In the event Dr. Velleca’s employment is terminated for any reason, the Company shall pay or provide to Dr. Velleca (i) any base salary earned through the date of termination, (ii) unpaid expense reimbursements and (iii) any vested benefits Dr. Velleca may have under any employee benefit plan of the Company through the date of termination. In the event Dr. Velleca’s employment is terminated by the Company without Cause or by Dr. Velleca for Good Reason outside of the Change in Control Period, in addition to any accrued obligations, subject to his signing and complying with a release agreement and the release agreement becoming irrevocable, Dr. Velleca will be entitled to (i) receive a lump sum cash payment equal to the sum of (A) twelve (12) months of his annual base salary then in effect plus (B) his target annual performance bonus for the then-current year; provided in the event he is entitled to any payments pursuant to the Restrictive Covenants Agreement, the severance amount received in any calendar year will be reduced by the amount he is paid in the same such calendar year pursuant to the Restrictive Covenants Agreement, (ii) partial accelerated vesting of his outstanding stock options with respect to the same number of shares that would have vested if he had continued in employment with the Company for twelve months after the termination date, and (iii) receive a monthly payment equal to the monthly employer contribution the Company would have made to provide health insurance had he remained employed, paid to either the group health plan provider, the COBRA provider or directly to him for up to twelve (12) months. In the event Dr. Velleca’s employment is terminated by the Company without Cause or by Dr. Velleca for Good Reason within the Change in Control Period, in addition to any accrued obligation, subject to his signing and complying with a release agreement and the release agreement becoming irrevocable, Dr. Velleca will be eligible to (i) receive a lump sum cash payment equal to the sum of (A) eighteen (18) months of his annual base salary then in effect plus (B) his target annual performance bonus for the then-current year; provided in the event he is entitled to any payments pursuant to the Restrictive Covenants Agreement, the severance amount received in any calendar year will be reduced by the amount he is paid in the same such calendar year pursuant to the Restrictive Covenants Agreement, (ii) full acceleration of vesting of any of his unvested equity awards, and (iii) receive a monthly payment equal to the monthly employer contribution the Company would have made to provide health insurance had he remained employed, paid to either the group health plan provider, the COBRA provider or directly to him for up to eighteen (18) months. The terms “Cause,” “Good Reason”, “Change in Control Period” and “Restrictive Covenants Agreement” are each defined in the Velleca Employment Agreement.
In addition, Dr. Velleca entered into an agreement with us, which contains protections of confidential information, requires the assignment of inventions and contains other restrictive covenants.
David M. Epstein, Ph.D.
In January 2020, we entered into an employment agreement with Dr. Epstein (the “Epstein Employment Agreement”). The Epstein Employment Agreement provided for Dr. Epstein’s continued employment and set forth his annual base salary, the terms of his discretionary annual bonus, the term of his employment, certain expense reimbursements, and his eligibility to participate in our benefit plans generally.
In connection with Dr. Epstein’s separation from the Company, the Company entered into a separation agreement providing for: (i) a lump sum payment equal to twelve months of his then current base salary and his target 2023 annual bonus; (ii) immediate acceleration of all stock options held by him that would have vested through the next anniversary of the applicable grant date; and (iii) up to twelve months of COBRA premiums reimbursements. In addition, Dr. Epstein remained eligible to continue vesting in any unvested stock options for as long as Dr. Epstein remained a non-employee Director.
Fang Ni, Pharm. D.,
We entered into an employment agreement with Dr. Ni on August 3, 2020, which was amended effective March 9, 2023 (the “Ni Employment Agreement”). Dr. Ni is employed “at will.” The Ni Employment Agreement set forth Dr. Ni’s annual base salary of $450,860 and Dr. Ni is eligible for an annual performance-based incentive cash bonus in an amount up to 40% of Dr. Ni’s then-current base salary. In the event Dr. Ni’s employment is terminated for any reason, the Company shall pay or provide to Dr. Ni (i) any salary earned through the date of termination, (ii) unpaid expense reimbursements and (iii) any vested benefits Dr. Ni may have under any employee benefit plan of the Company through the date of termination.
In the event Dr. Ni’s employment is terminated by the Company without Cause or by Dr. Ni for Good Reason outside of the Change in Control Period, in addition to any accrued obligation, subject to his signing and complying with a release agreement and the release agreement becoming irrevocable, Dr. Ni will be entitled to (i) receive a lump sum cash payment equal to 100% of Dr. Ni’s annual base salary then in effect, payable over a 12-month period following termination (ii) receive 100% of his target annual performance bonus for the then-current year, payable over a 12-month period following termination and (iii) receive up to 12 monthly payments equal to the monthly employer contribution the Company would have made to provide health insurance had Dr. Ni remained employed, paid to either the group health plan provider, the COBRA provider or directly to Dr. Ni. In the event Dr. Ni’s employment is terminated by the Company without Cause or by Dr. Ni for Good Reason within the Change in Control Period, in addition to any accrued obligation, subject to his signing and complying with a release agreement and the release agreement becoming irrevocable, Dr. Ni will be entitled to the same rights listed immediately above, except that any base salary and bonus-related payments will be paid in lump sum, and he will also be entitled to full acceleration of vesting of any of his unvested equity awards. The terms “Cause,” “Good Reason” and “Change in Control Period” are each defined in the Ni Employment Agreement.
In addition, Dr. Ni entered into an agreement with us, which contains protections of confidential information, requires the assignment of inventions and contains other restrictive covenants.
Sergey Yurasov, M.D., Ph.D.
We entered into an employment agreement with Dr. Yurasov, effective June 1, 2022 (the “Yurasov Employment Agreement”). Dr. Yurasov is employed “at will.” The Yurasov Employment Agreement set forth Dr. Yurasov’s then-current annual base salary of $465,000 and eligibility for an annual performance-based incentive cash bonus in an amount up to 40% of Dr. Yurasov’s then-current base salary. The Yurasov Employment Agreement also provided for a signing bonus and new hire option grant. In the event Dr. Yurasov’s employment is terminated for any reason, the Company shall pay or provide to Dr. Yurasov (i) any salary earned through the date of termination, (ii) unpaid expense reimbursements and (iii) any vested benefits Dr. Yurasov may have under any employee benefit plan of the Company through the date of termination.
In the event Dr. Yurasov’s employment is terminated by the Company without Cause or by Dr. Yurasov for Good Reason outside of the Change in Control Period, in addition to any accrued obligation, subject to his signing and complying with a release agreement and the release agreement becoming irrevocable, Dr. Yurasov will be entitled to (i) receive a cash payment equal to 100% of Dr. Yurasov’s annual base salary then in effect, payable over a 12-month period following termination (ii) receive 100% of his target annual performance bonus for the then-current year, payable over a 12-month period following termination and (iii) receive up to 12 monthly payments equal to the monthly employer contribution the Company would have made to provide health insurance had Dr. Yurasov remained employed, paid to either the group health plan provider, the COBRA provider or directly to Dr. Yurasov. In the event Dr. Yurasov’s employment is terminated by the Company without Cause or by Dr. Yurasov for Good Reason within the Change in Control Period, in addition to any accrued obligation, subject to Dr. Yurasov signing and complying with a release agreement and the release agreement becoming irrevocable, Dr. Yurasov will be entitled to the same rights listed immediately above, except that any base salary and bonus-related payments will be paid in lump sum, and he will also be entitled to full acceleration of vesting of any of his unvested equity awards. The terms “Cause,” “Good Reason” and “Change in Control Period” are each defined in the Yurasov Employment Agreement.
In addition, Dr. Yurasov entered into an agreement with us, which contains protections of confidential information, requires the assignment of inventions and contains other restrictive covenants.
Compensation Risk Assessment
We believe that although a portion of the compensation provided to our named executive officers and other employees is performance-based, our executive compensation program does not encourage excessive or unnecessary risk taking. Our compensation programs are designed to encourage our named executive officers and other employees to remain focused on both short-term and long-term strategic goals, in particular in connection with our pay-for-performance compensation philosophy. As a result, we do not believe that our compensation programs are reasonably likely to have a material adverse effect on us.
Equity Compensation Plan Information
The following table provides information as of December 31, 2023 with respect to the shares of our common stock that may be issued under our existing equity compensation plans.
	Equity Compensation Plan Information
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities in first column)
Equity compensation plans approved by security holders(1)(2)	8,186,267	$7.84	5,762,207
Equity compensation plans not approved by security holders	—	—	—
Total	8,186,267	$7.84	5,762,207

(1)
Includes the following plans: our 2017 Employee, Director and Consultant Equity Incentive Plan, our 2020 Stock Option and Incentive Plan and our 2020 Employee Stock Purchase Plan.

(2)
As of December 31, 2023, a total of 4,585,580 shares of our common stock have been reserved for issuance pursuant to the 2020 Stock Option and Incentive Plan, which number excludes the 2,065,822 shares that were added to the plan as a result of the automatic annual increase on January 1, 2024. The 2020 Stock Option and Incentive Plan provides that the number of shares reserved and available for issuance under the plan will automatically increase each January 1, beginning on January 1, 2021, by 4% of the outstanding number of shares of our common stock on the immediately preceding December 31 or such lesser number of shares as determined by the compensation committee. This number will be subject to adjustment in the event of a stock split, stock dividend or other change in our capitalization. The shares of common stock underlying any awards that are cancelled, forfeited or otherwise terminated without being exercised and would otherwise have been returned to the share reserve under the 2017 Employee, Director and Consultant Equity Incentive Plan will be added back to the shares of common stock available for issuance under the 2020 Stock Option and Incentive Plan. The Company no longer makes grants under the 2017 Employee, Director and Consultant Equity Incentive Plan. As of December 31, 2022, a total of 1,176,627 shares of our common stock have been reserved for issuance pursuant to the 2020 Employee Stock Purchase Plan, which number excludes the 326,364 shares that were added to the plan as a result of the annual increase on January 1, 2024. The 2020 Employee Stock Purchase Plan provides that the number of shares reserved and available for issuance under the plan will automatically increase each January 1, beginning on January 1, 2021, by the lesser of (i) 326,364 shares of our common stock, (ii) 1% of the outstanding number of shares of our common stock on the immediately preceding December 31 or (iii) such lesser number of shares as determined by the compensation committee. This number will be subject to adjustment in the event of a stock split, stock dividend or other change in our capitalization.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Certain Relationships and Transactions
Other than the compensation agreements and other arrangements described under the sections entitled “Executive Compensation” and “Director Compensation” in this proxy statement and the transactions described below, since January 1, 2023, there has not been and there is not currently proposed, any transaction or series of similar transactions to which we were, or will be, a party in which:
•
the amount involved exceeded, or will exceed, $120,000 (or, if less, 1% of the average of our total asset amounts at December 31, 2022 and 2023); and

•
in which any director, executive officer, holder of 5% or more of any class of our capital stock or any member of the immediate family of, or entities affiliated with, any of the foregoing persons, had, or will have, a direct or indirect material interest.

Consulting Agreement with KAPital Consulting, LLC
We entered into a consulting agreement with KAPital Consulting, LLC, or KAPital, dated as of July 1, 2017, as amended on January 1, 2020, or the Consulting Agreement, pursuant to which Dr. Dhingra, as the Managing Member of KAPital, provides certain consulting, advisory and other mutually agreed upon services to the Company from time to time, not to exceed eight (8) days per year. Dr. Dhingra is entitled to receive an annual retainer of $50,000, to be paid in equal quarterly installments and prorated for any partial period, in connection with the services provided pursuant to the Consulting Agreement. Following an initial two-year term, the Consulting Agreement may be automatically renewed for successive one-year periods, unless either party provides written notice to the other at least ninety (90) days prior to the end of the then-current one-year period that such party declines to renew the Consulting Agreement. The Consulting Agreement contains other customary terms and conditions.
In each fiscal year 2022 and 2023, the Company paid $50,000 to Dr. Dhingra in consideration for the services provided to the Company pursuant to the Consulting Agreement.
Underwritten Public Offering
In July 2023, we entered into an Underwriting Agreement, or the Underwriting Agreement, with Piper Sandler & Co., as representative of the several underwriters named in Schedule 1 thereto, pursuant to which we issued and sold 15,000,000 shares of our common stock at the public offering price of $5.00 per share. The aggregate net proceeds from the offering totaled approximately $71.6 million after deducting underwriting discounts and commissions, as well as other offering expenses. The following table sets forth the number of shares of our common stock purchased in our registered public offering by a related party:
Name(1)	Shares of Common Stock Purchased	Total Purchase Price($)
New Enterprise Associates(2)	1,000,000	$5,000,000
RA Capital Management L.P.(3)	935,850	$4,679,250

(1)
Additional details regarding certain of these stockholders and their equity holdings are provided in this Proxy Statement under the caption “Security Ownership of Certain Beneficial Owners and Management.”

(2)
Based solely on a Form 4 filed on July 6, 2023 by Ali Behbahani. New Enterprise Associates 16, L.P. (“NEA 16”) is the direct beneficial owner of the shares.

(3)
Based solely on a Form 4 filed on July 7, 2023 by RA Capital Management, L.P., Peter Kolchinsky and Rajeev Shah. RA Capital Healthcare Fund, L.P is the direct beneficial owner of the shares.

Stock Option Grants to Executive Officers
We have granted stock options to our named executive officers as more fully described in the section entitled “Executive Compensation.”

Indemnification Agreements
Our certificate of incorporation provides that we will indemnify our directors and officers to the fullest extent permitted by Delaware law. In addition, we enter into indemnification agreements with our officers and directors that may be broader in scope than the specific indemnification provisions contained in the Delaware General Corporation Law. See “Limitation of Liability and Indemnification of Officers and Directors” below for additional information regarding these agreements.
Limitation of Liability and Indemnification of Officers and Directors
As permitted by Delaware law, provisions in our certificate of incorporation and bylaws limit or eliminate the personal liability of directors for a breach of their fiduciary duty of care as a director. The duty of care generally requires that, when acting on behalf of the corporation, a director exercises an informed business judgment based on all material information reasonably available to him or her. Consequently, a director will not be personally liable to us or our stockholders for monetary damages or breach of fiduciary duty as a director, except for liability for:
•
any breach of the director’s duty of loyalty to us or our stockholders;

•
any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;

•
any act related to unlawful stock repurchases, redemptions or other distributions or payments of dividends; or

•
any transaction from which the director derived an improper personal benefit.

These limitations of liability do not limit or eliminate our rights or any stockholder’s rights to seek non-monetary relief, such as injunctive relief or rescission. These provisions will not alter a director’s liability under other laws, such as the federal securities laws or other state or federal laws. Our certificate of incorporation also authorizes us to indemnify our officers, directors and other agents to the fullest extent permitted under Delaware law.
As permitted by Delaware law, our bylaws provide that:
•
we will indemnify our directors, officers, employees and other agents to the fullest extent permitted by law;

•
we must advance expenses to our directors and officers, and may advance expenses to our employees and other agents, in connection with a legal proceeding to the fullest extent permitted by law; and

•
the rights provided in our bylaws are not exclusive.

If Delaware law is amended to authorize corporate action further eliminating or limiting the personal liability of a director or officer, then the liability of our directors or officers will be so eliminated or limited to the fullest extent permitted by Delaware law, as so amended. Our bylaws also permit us to secure insurance on behalf of any officer, director, employee or other agent for any liability arising out of his or her actions in connection with their services to us, regardless of whether our bylaws permit such indemnification. We have obtained such insurance.
In addition to the indemnification provided for in our certificate of incorporation and bylaws, we enter into indemnification agreements with our directors and executive officers. These indemnification agreements require us, among other things, to indemnify our directors and executive officers for some expenses, including attorneys’ fees, expenses, judgments, fines and settlement amounts incurred by a director or executive officer in any action or proceeding arising out of his or her service as one of our directors or executive officers or any other company or enterprise to which the person provides services at our request. We believe that these provisions and agreements are necessary to attract and retain qualified individuals to serve as directors and executive officers.
Insofar as indemnification for liabilities arising under the Securities Act may be permitted to our directors, officers and controlling persons pursuant to the foregoing provisions, or otherwise, we have been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act, and is, therefore, unenforceable.
Agreements with Our Stockholders
In connection with our preferred stock financings prior to our initial public offering, or IPO, we entered into investors’ rights, voting and right of first refusal and co-sale agreements as well as management rights letters containing registration rights, information rights, voting rights and rights of first refusal, among other things, with certain holders of our convertible preferred stock and certain holders of our common stock. The management rights letters provide for certain information rights and rights to consult with our management. These stockholder agreements and management rights letters terminated immediately prior to the completion of our IPO, other than the provisions relating to registration rights, which continued in effect following the completion of our IPO and entitle the holders of such rights to demand that we file a registration statement, subject to certain limitations, and to request that their shares be covered by a registration statement that we are otherwise filing.
Related Person Transaction Policy
Our board of directors adopted a written related person transaction policy providing that transactions with our directors, executive officers and holders of five percent or more of our voting securities and their affiliates, each a related person, must be approved by the audit committee. This policy became effective on February 3, 2020 in connection with our IPO. Pursuant to this policy, the audit committee has the primary responsibility for reviewing and approving or disapproving “related person transactions,” which are transactions between us and related persons and in which a related person has or will have a direct or indirect material interest.
Pursuant to this policy, the material facts as to the related person’s relationship or interest in the transaction are disclosed to our audit committee prior to their consideration of such transaction. The audit committee will consider, among other factors that it deems appropriate, whether the transaction is on terms no less favorable to us than terms generally available in a transaction with an unaffiliated third-party under the same or similar circumstances and the extent of the related person’s interest in the transaction.

PRINCIPAL STOCKHOLDERS
The following table sets forth information, to the extent known by us or ascertainable from public filings, with respect to the beneficial ownership of our common stock as of April 5, 2024 by:
•
each of our directors;

•
each of our named executive officers;

•
all of our current directors and executive officers as a group; and

•
each person, or group of affiliated persons, who is known by us to be the beneficial owner of more than five percent of our capital stock.

The column entitled “Shares Beneficially Owned” is based on a total of 52,530,334 shares of our common stock outstanding as of April 5, 2024.
Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to our common stock. Shares of our common stock subject to options that are currently exercisable or exercisable within 60 days of April 5, 2024 are considered outstanding and beneficially owned by the person holding the options for the purpose of calculating the percentage ownership of that person but not for the purpose of calculating the percentage ownership of any other person. Except as otherwise noted, the persons and entities in this table have sole voting and investing power with respect to all of the shares of our common stock beneficially owned by them, subject to community property laws, where applicable. Except as otherwise indicated in the table below, addresses of named beneficial owners are c/o Black Diamond Therapeutics, Inc., One Main Street, 14th Floor, Cambridge, MA 02142.
Name of Beneficial Owner	Shares Beneficially Owned	Percentage of Shares Beneficially Owned
5% or Greater Stockholders:
Entities affiliated with BB Biotech AG(1)	8,517,839	16.22%
Entities affiliated with T. Rowe Price Investment Management(2)	6,675,756	12.71%
Entities affiliated with Versant Venture Capital(3)	6,428,564	12.24%
Entities affiliated with New Enterprise Associates(4)	4,448,757	8.47%
Entities affiliated with RA Capital Management(5)	3,525,754	6.71%
Named Executive Officers and Directors:
Mark A. Velleca, M.D., Ph.D.(6)	105,522	*
Fang Ni, Pharm. D.(7)	469,262	*
Sergey Yurasov, M.D.(8)	203,123	*
David M. Epstein, Ph.D.(9)	2,186,781	4.16%
Ali Behbahani, M.D.(4)(10)	98,190	*
Kapil Dhingra, M.B.B.S.(11)	145,695	*
Samarth Kulkarni, Ph.D.(12)	114,474	*
Garry E. Menzel, Ph.D.(13)	176,946	*
Prakash Raman, Ph.D.(14)	1,697	*
Shannon Campbell(15)	1,697	*
All named executive officers, executive officers and directors as a group (15 persons)(16)	4,660,629	8.87%

*
Represents beneficial ownership of less than one percent.

(1)
Based solely on a Schedule 13G filed with the SEC on February 13, 2024 by BB Biotech AG (“BB

Biotech AG”) on behalf of its wholly-owned subsidiary, Biotech Growth N.V. (“Biotech Growth” and, together with BB Biotech AG, “BB Biotech”). Consists of 8,517,839 shares of common stock held by BB Biotech AG and Biotech Growth. BB Biotech AG and Biotech Growth share voting and dispositive power with respect to the 8,517,839 shares of common stock. The address of BB Biotech AG is Schwertstrasse 6, CH-8200 Schaffhausen, Switzerland and the address of Biotech Growth is Ara Hill Top Building, Unit A-5, Pletterijweg Oost 1, Curaçao.
(2)
Based solely on a Schedule 13G/A filed with the SEC on March 11, 2024 by T. Rowe Price Investment Management, Inc. (Price Investment Management). Consists of 6,675,756 shares of common stock held by T. Rowe Price Investment Management, Inc. which has sole dispositive power with respect to the 6,675,756 shares of common stock. The address of T. Rowe Price Investment Management, Inc. is 101 E. Pratt Street, Baltimore, MD 21201.

(3)
Based solely on a Schedule 13D filed with the SEC on November 9, 2023 , by Versant Venture Capital VI, L.P. (“Versant VI”), Versant Voyageurs I Parallel, L.P. (“Versant I Parallel”), Versant Voyageurs I, L.P. (“Versant Voyageurs I”), Versant Vantage I, L.P. (“Versant Vantage I”), Versant Ventures VI GP, L.P. (“Versant Ventures VI GP”), Versant Ventures VI GP-GP, LLC (“Versant Ventures VI GP-GP”), Versant Voyageurs I GP, L.P. (“Versant Voyageurs I GP LP”), Versant Voyageurs I GP Company (“Versant Voyageurs I GP”), Versant Vantage I GP, L.P. (“Versant Vantage I GP LP”) and Versant Vantage I GP-GP, LLC (“Versant Vantage I GP-GP” and, with Versant VI, Versant I Parallel, Versant Voyageurs I, Versant Vantage I, Versant Ventures VI GP, Versant Ventures VI GP-GP, Versant Voyageurs I GP LP, Versant Voyageurs I GP, and Versant Vantage I GP LP, collectively, “Versant Venture Capital”). Consists of (a) 3,947,941 shares of common stock held by Versant VI, (b) 380,942 shares of common stock held by Versant I Parallel, (c) 1,277,541 shares of common stock held by Versant Voyageurs I, and (d) 822,140 shares of common stock held by Versant Vantage. Versant Ventures VI GP-GP is the general partner of Versant Ventures VI GP, which is the general partner of Versant VI. Versant Ventures VI GP-GP and Versant Ventures VI GP share voting and dispositive power with respect to the shares held by Versant VI. Versant Ventures VI GP-GP is the general partner of Versant Ventures VI GP, which is the general partner of Versant Voyageurs I GP LP. Versant Voyageurs I GP LP is the general partner of Versant I Parallel. Versant Voyageurs I GP LP, Versant Ventures VI GP and Versant Ventures VI GP-GP share voting and dispositive power with respect to the shares held by Versant I Parallel. Versant Voyageurs I GP is the general partner of Versant Voyageurs I and shares voting and dispositive power with respect to the shares held by Versant Voyageurs I. Versant Vantage I GP LP is the general partner of Versant Vantage I, and Versant Vantage I GP-GP is the general partner of Versant Vantage I GP LP. Versant Vantage I GP LP and Versant Vantage I GP-GP share voting and dispositive power with respect to the shares held by Versant Vantage I. All indirect holders of the above referenced securities disclaim beneficial ownership of all applicable securities except to the extent of their respective pecuniary interest therein. The address of Versant Venture Capital is One Sansome Street, Suite 3630, San Francisco, CA 94104.

(4)
Based solely on a Form 4 filed with the SEC on April 3, 2024, by New Enterprise Associates 16, L.P. (“NEA 16”), NEA Partners 16, L.P. (“NEA Partners 16”), which is the sole general partner of NEA 16; and NEA 16 GP, LLC (“NEA 16 LLC” and, together with NEA Partners 16, the “New Enterprise Associates”), which is the sole general partner of NEA Partners 16. Consists of 4,448,757 shares of common stock held by NEA 16. The individual managers of NEA 16 LLC are Forest Baskett, Ali Behbahani (a member of our Board), Carmen Chang, Anthony A. Florence, Jr., Mohamad H. Makhzoumi, Scott D. Sandell and Paul Walker. (collectively, the “Managers”). NEA Partners 16, NEA 16 LLC and the Managers share voting and dispositive power with respect to the shares held by NEA 16. The Managers, including Dr. Behbahani, who is also a member of our board of directors, disclaim beneficial ownership of the above referenced securities except to the extent of their respective pecuniary interests therein. The address of new Enterprise Associates is 1954 Greenspring Drive, Suite 600, Timonium MD, 21093.

(5)
Based solely on a Form 4 filed on July 7, 2023 by RA Capital Management, L.P. (“RA Capital”), Peter Kolchinsky and Rajeev Shah. Consists of: (a) 3,213,828 shares of common stock held by RA Capital Healthcare Fund, L.P. (the “Fund”), (b) 311,926 shares held by RA Capital Nexus Fund, L.P. (the “Nexus Fund”). RA Capital Healthcare Fund GP, LLC is the general partner of the Fund and RA Capital Nexus Fund GP, LLC is the general partner of the Nexus Fund. The general partner of RA Capital is RA Capital Management GP, LLC, of which Dr. Kolchinsky and Mr. Shah are the controlling persons.

RA Capital serves as investment adviser for the Fund and the Nexus Fund and may be deemed to beneficially own any of the Company’s securities held by the Fund, the Nexus Fund. RA Capital, Dr. Kolchinsky, and Mr. Shah disclaim beneficial ownership of the above referenced securities except to the extent of their pecuniary interests therein. The address for each of the reporting persons is c/o RA Capital Management, L.P., 200 Berkeley Street, 18th Floor, Boston, MA 02116.
(6)
Consists of (a) 46,522 shares of common stock held by Dr. Velleca and (b) 59,000 shares of common stock issuable upon conversion of common stock underlying options exercisable within 60 days of April 5, 2024.

(7)
Consists of: (a) 128,329 shares of common stock held by Dr. Ni and (b) 340,933 shares of common stock issuable upon conversion of common stock underlying options exercisable within 60 days of April 5, 2024.

(8)
Consists of 203,123 shares of common stock issuable upon conversion of common stock underlying options exercisable within 60 days of April 5, 2024.

(9)
Consists of: (a) 671,423 shares of common stock held by Dr. Epstein, (b) 104,449 shares of common stock held by David M. Epstein 2019 Trust For Elle, (c) 104,449 shares of common stock held by David M. Epstein 2019 Trust For Zoe, (d) 16,579 shares of common stock held by David M. Epstein Trust for Robert, (e) 16,579 shares of common stock held by David M. Epstein Trust for Shelley, and (f) 1,273,302 shares of common stock issuable upon conversion of common stock underlying options exercisable within 60 days of April 5, 2024. Dr. Epstein is the trustee of the above referenced trusts and may be deemed to beneficially own these securities.

(10)
Consists of (a)51,690 shares of common stock held by Dr. Behbahani, and (b) 46,500 shares of common stock issuable upon conversion of common stock underlying options exercisable within 60 days of April 5, 2024.

(11)
Consists of: (a) 10,000 shares of common stock held by Dr. Dhingra and (b) 135,695 shares of common stock issuable upon conversion of common stock underlying options exercisable within 60 days of April 5, 2024.

(12)
Consists of 114,474 shares of common stock issuable upon conversion of common stock underlying options exercisable within 60 days of April 5, 2024.

(13)
Consists of: (a) 24,819 shares of common stock held by Dr. Menzel, (b) 51,825 shares of common stock held by the Garry E. Menzel and Mary E. Henshall Family Trust, and (c) 100,282 shares of common stock issuable upon conversion of common stock underlying options exercisable within 60 days of April 5, 2024. Dr. Menzel is the trustee of the Garry E. Menzel and Mary E. Henshall Family Trust and may be deemed to beneficially own these securities.

(14)
Consists of 1,697 shares of common stock issuable upon conversion of common stock underlying options exercisable within 60 days of April 5, 2024.

(15)
Consists of 1,697 shares of common stock issuable upon conversion of common stock underlying options exercisable within 60 days of April 5, 2024.

(16)
Includes an aggregate of (a) 3,321,415 shares of common stock underlying options exercisable within 60 days of April 5, 2024 and (b)1,339,214 shares of common stock held by our named executive officers, executive officers and directors as a group.

REPORT OF THE AUDIT COMMITTEE
The audit committee is appointed by the board of directors to assist the board of directors in fulfilling its oversight responsibilities with respect to (1) the integrity of Black Diamond Therapeutics’ financial statements, (2) Black Diamond Therapeutics’ compliance with legal and regulatory requirements, (3) the qualifications, independence and performance of Black Diamond Therapeutics’ independent auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for Black Diamond Therapeutics and (4) other matters as set forth in the charter of the audit committee approved by the board of directors.
Management is responsible for the preparation of Black Diamond Therapeutics’ financial statements and the financial reporting process, including its system of internal control over financial reporting and its disclosure controls and procedures. The independent registered public accounting firm is responsible for performing an audit of Black Diamond Therapeutics’ financial statements in accordance with the standards of the Public Company Accounting Oversight Board, or the PCAOB, and issuing a report thereon. The audit committee’s responsibility is to monitor and oversee these processes.
In connection with these responsibilities, the audit committee reviewed and discussed with management and the independent registered public accounting firm the audited consolidated financial statements of Black Diamond Therapeutics for the fiscal year ended December 31, 2023. The audit committee also discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the PCAOB and the SEC. In addition, the audit committee has received and reviewed the written disclosures and the letter from the independent registered public accounting firm as required by applicable requirements of the PCAOB regarding that firm’s communications with the audit committee concerning independence and has discussed with the independent registered public accounting firm their independence.
Based on the reviews and discussions referred to above, the audit committee recommended to the board of directors that the audited consolidated financial statements of Black Diamond Therapeutics be included in Black Diamond Therapeutics’ Annual Report on Form 10-K for the fiscal year ended December 31, 2023, that was filed with the SEC. The information contained in this report shall not be deemed to be (1) “soliciting material,” (2) “filed” with the SEC, (3) subject to Regulations 14A or 14C of the Exchange Act, or (4) subject to the liabilities of Section 18 of the Exchange Act. This report shall not be deemed incorporated by reference into any of our other filings under the Exchange Act or the Securities Act, except to the extent that we specifically incorporate it by reference into such filing.
THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF BLACK DIAMOND THERAPEUTICS, INC.
Garry E. Menzel, Chair
Ali Behbahani
Prakash Raman
April 24, 2024

HOUSEHOLDING
We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we deliver a single copy of the Notice of Internet Availability and, if applicable, our proxy materials to multiple stockholders who share the same address, unless we have received contrary instructions from one or more of such stockholders. This procedure reduces our printing costs, mailing costs and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will deliver promptly a separate copy of the Notice of Internet Availability and, if applicable, our proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these materials. This request may be submitted by contacting Black Diamond Therapeutics, Inc., One Main Street, 14th Floor, Cambridge, MA 02142, Attention: Corporate Secretary, telephone: 617-252-0848. Any such stockholder may also contact our Corporate Secretary using the above contact information if he or she would like to receive separate proxy statements, notice of internet availability and annual reports in the future. If you want to receive separate copies of the proxy statement or annual report to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.
STOCKHOLDER PROPOSALS
A stockholder who would like to have a proposal considered for inclusion in our 2025 proxy statement must submit the proposal in accordance with the procedures outlined in Rule 14a-8 of the Exchange Act so that it is received by us no later than December 25, 2024. However, if the date of the annual meeting of stockholders in 2025, or the 2025 Annual Meeting, is changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before we begin to print and send our proxy statement for the 2025 Annual Meeting. SEC rules set standards for eligibility and specify the types of stockholder proposals that may be excluded from a proxy statement. Stockholder proposals should be addressed to Black Diamond Therapeutics, Inc., One Main Street, 14th Floor, Cambridge, MA 02142, Attention: Corporate Secretary. We also encourage you to submit any such proposals via email to proxy@bdtx.com.
If a stockholder wishes to propose a nomination of persons for election to our board of directors or present a proposal outside of Rule 14a-8 of the Exchange Act at an annual meeting but does not wish to have the proposal considered for inclusion in our proxy statement and proxy card, our bylaws establish an advance notice procedure for such nominations and proposals. Stockholders at an annual meeting may only consider proposals or nominations specified in the notice of meeting or brought before the meeting (i) by or at the direction of the board of directors or (ii) by a stockholder who was a stockholder of record at the time of giving notice, who is entitled to vote at the meeting, who is present (in person or by proxy) at the meeting and who has delivered timely notice in proper form, containing the information specified in our bylaws, to our Corporate Secretary of the stockholder’s intention to bring such business before the meeting.
In accordance with the advance notice procedure specified in our bylaws, for any stockholder proposal submitted outside the processes of Rule 14a-8 of the Exchange Act to be considered timely, the required notice must be in writing and received by our Corporate Secretary at our principal executive offices not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the annual meeting is convened more than 30 days before or more than 60 days after the first anniversary of the preceding year’s annual meeting, or if no annual meeting were held in the preceding year, a stockholder’s notice must be so received not later than the close of business on the later of (i) the 90th day prior to the scheduled date of such annual meeting or (ii) the 10th day following the day on which public announcement of the date of such annual meeting was first made. Accordingly, for stockholder proposals to be brought before the 2025 Annual Meeting, the required notice must be received by our corporate secretary at our principal executive offices not later than March 8, 2025 and no earlier than February 6, 2025. Stockholder proposals and the required notice should be addressed to Black Diamond Therapeutics, Inc., One Main Street, 14th Floor, Cambridge, MA 02142, Attention: Corporate Secretary.

To comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the company’s nominees in connection with our 2025 Annual Meeting must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 7, 2025.
WHERE YOU CAN FIND MORE INFORMATION
We file annual, quarterly and current reports, proxy statements and other information with the SEC. Our SEC filings are available to the public from commercial document retrieval services and at the website maintained by the SEC at http://www.sec.gov. You may also access any document we file with the SEC on our website at https://blackdiamondtherapeutics.com under the “Investors & News” section.
You should rely on the information contained in this document to vote your shares at the Annual Meeting. We have not authorized anyone to provide you with information that is different from what is contained in this document. This document is dated April 24, 2024. You should not assume that the information contained in this document is accurate as of any date other than that date, and the provision of this document to stockholders at any time after that date does not create an implication to the contrary. This proxy statement does not constitute a solicitation of a proxy in any jurisdiction where, or to or from any person to whom, it is unlawful to make such proxy solicitations in such jurisdiction.
ANNUAL REPORT
We will provide without charge to each person to whom a copy of the proxy statement is delivered, upon the written or oral request of any such persons, additional copies of our Annual Report as filed with the SEC. Requests for such copies should be addressed to:
Black Diamond Therapeutics, Inc.
One Main Street, 14th Floor
Cambridge, MA 02142
(617) 252-0848
Attention: Corporate Secretary
OTHER MATTERS
Our board of directors does not know of any other matters to be brought before the Annual Meeting. If any other matters not mentioned in this proxy statement are properly brought before the Annual Meeting, the individuals named in the enclosed proxy intend to use their discretionary voting authority under the proxy to vote the proxy in accordance with their best judgment on those matters. If you hold shares through a broker, bank or other nominee as described above, they will not be able to vote your shares on any other business that comes before the Annual Meeting unless they receive instructions from you with respect to such matter.

APPENDIX A
CERTIFICATE OF AMENDMENT
TO THE
FOURTH AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
BLACK DIAMOND THERAPEUTICS, INC.
(Pursuant to Section 242 of the
General Corporation Law of the State of Delaware)
Black Diamond Therapeutics, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), hereby certifies as follows:
1.   The Corporation was originally incorporated pursuant to the General Corporation Law of the State of Delaware (the “DGCL”) on September 20, 2016. A Fourth Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on February 3, 2020 (the “Charter”). Pursuant to Section 242 of the DGCL, this Certificate of Amendment (this “Amendment”) amends certain provisions of the Charter.
2.   This Amendment has been approved and duly adopted by the Corporation’s Board of Directors and stockholders in accordance with the provisions of Section 242 of the DGCL.
3.   The Charter is hereby amended by adding a new Article X to read in its entirety as follows:
“ARTICLE X
OFFICER LIMITATION OF LIABILITY
Officers.   To the fullest extent permitted by the DGCL, an Officer (as defined below) of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of his or her fiduciary duty as an Officer of the Corporation, except for liability (a) for any breach of the Officer’s duty of loyalty to the Corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) for any transaction from which the Officer derived an improper personal benefit, or (d) arising from any claim brought by or in the right of the Corporation. If the DGCL is amended after the effective date of this Certificate to authorize corporate action further eliminating or limiting the personal liability of Officers, then the liability of an Officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended. For purposes of this Article X, “Officer” shall mean an individual who has been duly appointed as an officer of the Corporation and who, at the time of an act or omission as to which liability is asserted, is deemed to have consented to service of process to the registered agent of the Corporation as contemplated by 10 Del. C. § 3114(b).
Amendment or Modification.   Any amendment, repeal or modification of this Article X by either of (i) the stockholders of the Corporation or (ii) an amendment to the DGCL, shall not adversely affect any right or protection existing at the time of such amendment, repeal or modification with respect to any acts or omissions occurring before such amendment, repeal or modification of a person serving as an Officer at the time of such amendment, repeal or modification.”
4.   All other provisions of the Charter shall remain in full force and effect.
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A-1

IN WITNESS WHEREOF, this Amendment, having been duly adopted in accordance with Section 242 of the DGCL, has been duly executed by a duly authorized officer of the Corporation on this      day of       , 2024.
BLACK DIAMOND THERAPEUTICS, INC.
By:

Name:
Mark A. Velleca

Title:
President and Chief Executive Officer

A-2

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) DateTO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLYV48039-P07941Nominees:1a. Prakash Raman1b. Mark A. Velleca2. To ratify the appointment of PricewaterhouseCoopers LLP as Black Diamond Therapeutics, Inc.'s independent registered public accounting firm for thefiscal year ending December 31, 2024.3. To approve an amendment to Black Diamond Therapeutics, Inc.'s Fourth Amended and Restated Certificate of Incorporation to limit the liability of certainof its officers as permitted by Delaware law.1. Election of Class I DirectorsFor Against AbstainFor Against AbstainBLACK DIAMOND THERAPEUTICS, INC.The Board of Directors recommends you vote FOR thefollowing:Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor,administrator, or other fiduciary, please give full title as such. Joint owners should each signpersonally. All holders must sign. If a corporation or partnership, please sign in full corporateor partnership name by authorized officer.The Board of Directors recommends you vote FOR the following proposal:The Board of Directors recommends you vote FOR the following proposal:NOTE: The Board of Directors will consider and act upon any other business that may properly come before the upcoming 2024 annual meeting of stockholdersor any adjournment or postponement thereof.BLACK DIAMOND THERAPEUTICS, INC.ONE MAIN STREET, 14TH FLOORCAMBRIDGE, MA 02142! !! !For Withhold! ! !! ! !VOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information.Vote by 11:59 p.m. Eastern Time on June 5, 2024. Have your proxy card in hand whenyou access the website and follow the instructions to obtain your records and to create anelectronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/BDTX2024You may attend the meeting via the Internet and vote during the meeting. Have the informationthat is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions. Vote by11:59 p.m. Eastern Time on June 5, 2024. Have your proxy card in hand when you call andthen follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have providedor return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.Votes submitted through the mail must be received prior to June 6, 2024.SCAN TOVIEW MATERIALS & VOTE w

Important Notice Regarding the Availability of Proxy Materials for the 2024 Annual Meeting of Stockholders to be Held Online on June 6, 2024:The Notice, Proxy Statement and 2023 Annual Report are available for viewing, printing and downloading at www.proxyvote.comV48040-P07941BLACK DIAMOND THERAPEUTICS, INC.2024 Annual Meeting of StockholdersJune 6, 2024 9:00 AM Eastern TimeThis proxy is solicited on behalf of the Board of Directors of Black Diamond Therapeutics, Inc.The undersigned hereby appoints Mark A. Velleca and Brent Hatzis-Schoch, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of BLACK DIAMOND THERAPEUTICS, INC. that the undersigned is entitled to vote at the 2024 Annual Meeting of Stockholders to be held at 9:00 AM Eastern Time on June 6, 2024, virtually atwww.virtualshareholdermeeting.com/BDTX2024, and at any adjournment or postponement thereof.This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.Continued and to be signed on reverse side